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                                  EXHIBIT 10(l)

                                 [ALCATEL LOGO]

                                 1000 Coit Road
                                 Plano, TX 75075

                                     O.E.M.

                                SUPPLY AGREEMENT

                                 BY AND BETWEEN

                            Alcatel USA Sourcing L.P.

                                       AND

                           Pinnacle Data Systems, Inc.

                                                                   Page 1 of 100

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           Number                         Subject

         1                     Term of Agreement
         2                     Sale, Purchase, Resale
         3                     Definitions
         4                     Forecasts and Orders
         5                     Price
         6                     Shipment; Delivery and Risk of Loss; Packaging
         7                     Warranties
         8                     Quality Assurance
         9                     Inspection and Acceptance
         10                    Trademarks and Labeling
         11                    Installation and Service; Support
         12                    Changes
         13                    Confidentiality
         14                    Grant of Rights and Licenses
         15                    Indemnification and Limit to Liabilities
         16                    Inability to Supply
         17                    Termination; Consequences of Termination
         18                    Dispute Resolution
         19                    General Terms and Conditions
         Exhibit A             Pricing
         Attachment A1         Product Specifications
         Attachment A2         Milestone Delivery Schedule
         Attachment A3         Price, KanBan Parameters and Procedures
         Exhibit B             Inbound Routing Guide
         Exhibit C             General Packaging Specifications
         Exhibit D             Equipment Loan Agreement
         Attachment D1         List of Equipment and Software
         Attachment D2         Amendment to Equipment Loan Agreement
         Attachment D3         List of Equipment and Software
         Exhibit E             New Century Warranty
         Exhibit F             Serialization Requirements
         Attachment F1         Serialization Drawing (locations)
         Exhibit G             Service and Support
         Attachment G1         Support Flow Diagram
         Attachment G2         Support Services: Fees
         Attachment G3         Train-The-Trainer Program Outline
         Exhibit H             PCN Discontinuance and Obsolescence Procedure
         Exhibit I             Escrow Agreement
         Attachment I1         Escrow Agreement technical Information
         Attachment I2         Escrow Agreement Demand Notice
         Exhibit J             Alcatel Authorized Subcontractors
         Exhibit K             PDSi Quality System Audit and Action Plan

                                                                   Page 2 of 100

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                              OEM SUPPLY AGREEMENT

This OEM Supply Agreement (the "Agreement), made this 25th day of October, 2000 (the "Effective Date"), is by and between Pinnacle Data Systems, Inc. (hereinafter "Supplier"), with offices at 6600 Port Road, Groveport, OH 43125, and Alcatel USA Sourcing, L.P. (hereinafter "Alcatel"), a Texas limited partnership, with offices at 1000 Coit Road, Plano, Texas 75075.

                             W I T N E S S E T H:
                             - - - - - - - - - -
WHEREAS, Supplier desires to sell to Alcatel and Alcatel desires to purchase from Supplier the Products herein specified under the following terms and conditions for internal use or resale:

NOW, THEREFORE, in consideration of the premise and the mutual promises set forth in this Agreement, the parties agree as follows:

Section 1.  Term of Agreement.
------------------------------

     (a) The stated term of this agreement shall commence on the Effective Date and terminate on June 30, 2004. The terms and conditions of this Agreement shall apply to any purchase order for Products issued on or after the Effective Date and to the delivery and sale of any Product pursuant thereto. This Agreement shall automatically be renewed for an additional twelve (12) month period, commencing on July 1, 2004, unless either party notifies the other party in writing at any time prior to that date, stating renewal is not desired. Subsequent renewals shall be documented by a new Exhibit A, setting forth Alcatel's estimated quantities of purchases and Supplier's prices. Such renewal Exhibits shall be executed by both Alcatel and Supplier. All other terms and conditions shall remain the same during the subsequent renewals, except as mutually agreed upon by the parties as provided herein.

Section 2.   Sale, Purchase and Resale
--------------------------------------

     (a) Subject to the terms and conditions of this OEM Supply Agreement, Supplier shall sell to Alcatel and Alcatel shall purchase from Supplier for internal use or resale, the quantity of the Product which Alcatel orders from Supplier pursuant to Section 4c.

     (b) This Agreement in no way impairs Alcatel's ability to manufacture or have manufactured other similar assemblies using Alcatel's or its Affiliates' own technology (or other third party technologies). Alcatel maintains the right to source spare parts from the original manufacturer.

Section 3.  Definitions.  Where used in this Agreement, the following terms
-----------------------
shall have the following meanings:

     (a) "Affiliate" means any entity which controls, is controlled by or is under common control with a party. An entity is deemed to be in control of another entity (the "controlled entity") if it owns, directly or indirectly, not less than: (1) thirty-three and one-third percent
         (33 1/3%) of the controlled entity's assets or outstanding voting securities; or (2) the maximum percentage of the controlled entity's assets or outstanding voting securities allowed under the law of the country in which the controlled entity is organized.

     (b) "Product" or "Products" means collectively, unless the context indicates the singular, the Equipment, Software and Services provided by Supplier pursuant to this Agreement.

     (c) "Equipment" means the hardware portion and related Documentation of the Products purchased by Alcatel under this Agreement, as listed in Exhibit A.

     (d) "Specifications" means the latest Alcatel and/or Supplier drawings and/or functional and test specifications corresponding to the Alcatel part number as listed in Exhibit A or attached as Exhibit A1, "Price Schedule", as modified in writing from time to time upon agreement of the parties.

     (e) "Documentation" means the user manuals or other documentation describing the features, operation, and functionality of the Equipment or Software.

     (f) "Software" licensed under this Agreement is defined as machine readable and executable computer programs, instruction sequences, procedures, data, logic, and/or rules, scripts and related materials, and any modifications to any of the foregoing, in any form or media including, without limitation, magnetic tape, disc, semiconductor device, firmware, or other memory device or system memory.

     (g) "Technical Information" shall include but not be limited to all information and documentation related to design and manufacture of the Product, including but not limited to all piece part, assembly, tooling, and test fixture drawings; manufacturing processes, procedures, and instructions; test processes, procedures, and instructions; preventive maintenance procedures; raw materials spares parts description, including names and addresses of vendors.

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     (h) "End-user" shall include Alcatel for Products used internally by
         Alcatel or its Affiliates, and Alcatel's customer(s) of the Products.

Section 4.  Forecasts and Orders and Request for Quotes.
--------------------------------------------------------

     (a) Forecasts.  No later than thirty (30) business days after the Effective
         ---------
         Date, Alcatel shall provide Supplier with Alcatel's initial six (6) month Product forecast. Supplier shall maintain the capacity to supply the Product in quantities consistent with Alcatel's estimated needs under such forecast at the delivery intervals stated therein, provided that such delivery forecasts may be updated by Alcatel as set forth below. Supplier understands and acknowledges that Alcatel has made no guarantee or commitment to purchase any minimum quantity of the Product and that the quantities of the Product actually purchased may vary from the estimates listed on the forecast. By the first week of the last month of each quarter, Alcatel shall provide Supplier an updated Product forecast, to facilitate Supplier's capacity planning. Updated Product forecasts may be provided by mail, electronically (EDI) or by facsimile, at Alcatel's option. Pursuant to Section 19h, the use of EDI signaling enables Supplier to provide weekly updates to the projected forecast. Supplier acknowledges that such delivery forecasts are merely estimates, and that any firm orders shall be on Purchase Orders Alcatel issues hereunder.

     (b) Request for Quotes. Request for quotes for previously forecasted
         ------------------
         requirements will be responded to within three (3) business days. Requests for quotes for unforecasted requirements will be responded to within five (5) business days.

     (c) Orders. To purchase Products hereunder, Alcatel shall issue its
         ------
         Purchase Order(s) ("Purchase Order"), which shall specify the Alcatel part number, the quantity of each Product ordered, the price, the method of shipment, and the place(s) of delivery and the delivery date(s) per appropriate leadtimes (section A3) for each such Product and Supplier shall deliver the Product to Alcatel in accordance with the delivery schedule set forth in such Purchase Orders. As used in this Agreement, the "Delivery Date" of any Product means the date Seller is required to deliver the same to the designated location as determined pursuant to the instruction given on the Purchase Order(s). Supplier shall notify Alcatel at the time of shipment as to the quantity shipped and the specific shipping information. Shipping quantities may not vary from those established by the purchase order unless otherwise mutually agreed upon in writing by the parties. Dates specified on the Purchase Order are Alcatel's "on dock" dates at Alcatel's facility. Alcatel's acceptable delivery window is maximum five (5) calendar days early, zero (0) days late. In the event any shipment is delayed and may not be timely, then Alcatel may direct Supplier to ship such Products by premium transportation designated by Alcatel and, if such delay is not attributable to an event described in
         Section 16(a), the Supplier shall bear the expense of any difference in cost due to such premium transportation.

     (d) Acceptance of Orders. Supplier shall accept all Purchase Orders for the
         --------------------
         Product, including the requested Delivery Date, placed by Alcatel pursuant to this Section 4, and shall confirm its acceptance within one
         (1) business day after receipt of such Purchase Order.

     (e) Order of Precedence. The terms and conditions of this Agreement shall
         -------------------
         have precedence over the sale and purchase of the Product between the parties notwithstanding any additional or inconsistent terms or conditions in Alcatel's Purchase Order or similar document or in Supplier's confirmation, invoice or similar documents. When interpreting this Agreement, precedence shall be given to the respective parts in the following descending order:

         This body of this Agreement
         Exhibits/Attachments to this Agreement
         Purchase Orders

     (f) Cancellations/Reschedule. If Alcatel cancels all or any portion of
         ------------------------
         Product quantities stipulated in any Purchase Order hereunder and the Product is custom to Alcatel only, Alcatel shall be responsible to pay for such Product as provided in Section 17b. Requests to reschedule may be made by Alcatel at any time. Supplier agrees to accommodate this rescheduling as required by Alcatel.

     (g) Product Roadmap
         ---------------

         On a semi-annual basis, Supplier shall provide to Alcatel a written plan containing a roadmap of anticipated product enhancements and upgrades. This written plan shall be provided to Alcatel by the first week of the second quarter and fourth quarter of the calendar year for the life of this Agreement. Roadmaps delivered shall include formal closure dates, amendment dates, pricing and quality. Supplier provides this as a planning tool and does not warrant the deliverability of any product or enhancement in the presentation.

                                                                   Page 4 of 100

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Section 5.  Price.
------------------
     (a) Price. The price for the Product shall be as set forth on the Price
         -----
         Schedules attached hereto as Exhibit A, which includes Attachment A1, A2 and A3. Price shall be renegotiated on an annual basis or as specified in the Price Schedule, subject to any adjustments as provided for herein. Supplier represents and warrants to Alcatel that the prices charged under this Agreement will be equal to or not less favorable than the prices charged by Supplier during the term of this Agreement to any other purchaser like Alcatel of the same products, in the same or lesser quantities and under the same terms and conditions as are sold under this Agreement. In the event Supplier makes lower prices available to any other purchaser like Alcatel of the same products in the same or lesser quantities and under the same terms and conditions, Supplier shall promptly notify Alcatel and such lower prices shall immediately be made available to Alcatel on each such occasion. Such lower pricing shall apply to all Products then on order and thereafter ordered by Alcatel.

     (b) Payment Terms. Alcatel shall pay Supplier for the Product delivered to
         -------------
         Alcatel net forty-five (45) days after delivery by Supplier of such Product as evidenced by the appropriate receiving documentation. Supplier's invoices must reference the Alcatel Purchase Order number, and be sent to the "Bill to " address specified on Alcatel's Purchase Order. Supplier's packing list must reference the Alcatel Purchase Order number and be sent to the "Ship to" address on Alcatel's Purchase Order.

     (c) Taxes. All Product prices are FOB sellers premises, and do not include
         -----
         any sales, use, custom charges or duties, excise or any other taxes applicable to the sale, use or delivery of Products, or any charges for shipping, insurance or other fees. Should Supplier be required to collect any such taxes or other similar charges, such costs will be added as separate line item(s) to the invoice sent to Alcatel and shall be paid by Alcatel unless Alcatel provides Supplier with an applicable tax exemption certificate number on the Alcatel Purchase Order or similar document. Alcatel shall not be liable for any taxes based on Supplier's income.

     (d) Cost Reductions/Cost Increases. (i) At any time during the term of this
         ------------------------------
         Agreement, any cost reductions applicable to the manufacture of the Product identified by Alcatel shall be implemented by Supplier at Alcatel's prior request and written approval. Eighty percent (80%) of any such cost reduction as implemented shall be passed through to Alcatel as price reductions on the Product as and when said reductions are realized during Product manufacture. On any such cost reduction, the parties shall mutually agree as to who shall be responsible for all non-recurring engineering, implementation, or other similar costs associated with implementation of the cost reduction change, which costs, if to be paid by Alcatel, shall be approved in advance by Alcatel in writing.

     (e) Sale of Product by Supplier to Other Parties
         --------------------------------------------

         In consideration for ownership of certain design rights and non-recurring fees paid by Alcatel to Supplier for the development and NEBS certification of products under this Agreement, Supplier agrees to compensate Alcatel for certain product sales to other parties. If any of the products based on the original Alcatel product (as referenced in Exhibit A), and its subsequent modifications is sold by Supplier to parties other than Alcatel USA, Supplier will compensate Alcatel 5% (five percent) of the current Alcatel list price, excluding any taxes and shipping fees, up to an accumulated amount equal to the cost incurred by Alcatel for NEBS certification and 2% (two percent) for all product sold thereafter. Supplier is under no obligation to actively market products and is solely responsible for all marketing, pricing, and delivery activities. All compensation to Alcatel shall be in the form of a check issued to Alcatel on a quarterly basis, not later than 30 days after the end of the quarter.

     (f) Royalty Reporting Format
         ------------------------

         Supplier shall provide a quarterly report in the following format after the first shipment of product is made to a non-Alcatel entity.

         Part Number:       Quantity Sold:       Sold To:       Date Shipped:

     (g) Royalty Reporting Audit
         -----------------------

         Supplier shall maintain for a period of three (3) years following any fiscal year a complete, clear, accurate record of the number of Products referenced in 5.e (above) distributed, sold or otherwise transferred sufficient to calculate any fees due to Alcatel USA. Alcatel USA shall be entitled to audit, with 30 days prior written notice and not more frequently than annually, Supplier's relevant records for the sole purpose of establishing the correctness of any amounts due or paid to Alcatel USA under this Agreement. Such audit shall be conducted by an independent third party auditor which has been approved by Supplier and such approval shall not be


                                                                   Page 5 of 100

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         unreasonably withheld or delayed. Alcatel USA shall pay for the cost of such audit except as stated below. The audit results shall be provided promptly to Supplier. If the results of such audit show that Supplier has underpaid Alcatel USA by ten percent (10%) or more, then Supplier shall pay the reasonable costs of such audit. If the results of such audit show that Supplier has overpaid, then Alcatel USA shall reimburse Supplier such overpayment within sixty (60) calendar days of such audit. If the results of such audit show that Supplier has underpaid Alcatel USA, then Supplier shall pay Alcatel USA such underpayment within sixty (60) calendar days of such audit.

Section 6.  Shipment; Delivery; and Risk of Loss; Packaging; NAFTA/ Duty
------------------------------------------------------------------------
Drawback.
---------

     (a) Shipment; Delivery. Alcatel shall provide Supplier with appropriate
         ------------------
         instructions for each shipment of the Product designated pursuant to Alcatel's Inbound Routing Guide, document number 003-3002-038 (Exhibit
         B), and Supplier shall deliver the Product covered by firm orders from Alcatel by delivering them to the carrier F.O.B. Supplier's manufacturing facility. Supplier shall promptly notify Alcatel if the designated carrier is unable to accept the shipment within one (1) business day and Alcatel shall promptly designate another carrier or carriers.

     (b) Title and Risk of Loss. Title to and risk of loss for a unit of the
         ----------------------
         Product sold and purchased under this Agreement shall pass from Supplier to Alcatel upon Supplier's delivery of the unit of the Product to the designated carrier. Notwithstanding the foregoing, except as otherwise expressly agreed between the parties, title to Software or other licensed materials shall remain in Supplier or its suppliers or licensors.

     (c) Packaging. Equipment to be supplied by Supplier shall be delivered in
         ---------
         proper packaging. Packing shall withstand air, rail and road transport and handling hazards under normal conditions. Supplier shall also make commercially reasonable efforts to comply with Alcatel's specific packing requirements and weight limitations for transit as outlined in Alcatel's General Packaging Specification document number 003-6601-014 (Exhibit C). Supplier shall be responsible for all losses or damages caused or due to any defect in packing.

     (d) NAFTA; Duty Drawback.
         --------------------

         (1)  General Requirements and Liabilities.

              (A) Supplier shall become knowledgeable of, and comply with, government laws, regulations or requirements on importing and exporting.

              (B) Alcatel shall not be responsible for fines, penalties or damages resulting from action taken by any government or private party against Alcatel because of the failure of Supplier to comply with the law, regulations or requirements.

              (C) Supplier shall indemnify Alcatel for fines, penalties, damages or any other costs (including, but not limited to, attorney's fees) associated with Supplier's failure to comply with the law, regulations or requirements.

              (D) Supplier shall indemnify Alcatel for payments made
                  voluntarily to, or pursuant to an agreement with, any government or private party associated with Supplier's failure to comply with the law, regulations or requirements or with Alcatel's reliance on Supplier's representations concerning, among other issues, NAFTA and duty drawback.

         (2)  NAFTA.

              (A) Supplier shall provide Alcatel, upon request, complete and properly executed North American Free Trade Agreement ("NAFTA") Certificates of Origin for goods subject to this contract which qualify under the NAFTA preference rules of origin.

              (B) Supplier shall maintain and provide within ten (10) business days of Alcatel's request all records necessary to support the NAFTA status of the goods included in the Certificates.

              (C) Supplier shall notify Alcatel within five (5) business days of any change that could affect the accuracy or validity of the Certificates.

         (3)  Drawback.

              (A) Supplier shall provide within ten (10) business days of
                  Alcatel's request all documents necessary to file and complete drawback claims, including, but not limited to, entry summaries, liquidation/reliquidation notices, certificates of delivery, and certificates of manufacture and delivery.


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              (B) Supplier shall maintain all drawback documents provided to
                  Alcatel. Supplier also shall maintain and provide within twenty-five (25) business days of Alcatel's request other records or documents required pursuant to the U.S. Customs regulations to support drawback claims.
              (C) Supplier shall notify Alcatel within five (5) business days of any change that could affect the accuracy or validity of drawback documents previously provided to Alcatel.

Section 7.  Warranties.
----------------------

         (a)  Good and Merchantable Title; Conformity to Specifications.
              ---------------------------------------------------------
              Supplier warrants that at the time of delivery to Alcatel that it shall convey good and merchantable title to all of the Equipment delivered under this Agreement and that each such unit of the Equipment shall conform to the Specifications and shall be free from defects in materials and workmanship for a period of two (2) years from delivery of the Equipment to Alcatel. Supplier shall repair or replace, at its sole discretion, at no cost to Alcatel, such items of Equipment which prove defective and/or are not in conformity with the Specifications. The remedy of repair or replacement under this Section shall be Alcatel's sole and exclusive remedy under the warranty, unless the Supplier repeatedly demonstrates it has not satisfied its obligations under such warranty. Then Alcatel may, at its option, return the defective Equipment and associated Software, and Supplier shall refund the amounts paid for such Equipment and associated Software upon receipt. Such warranty shall not apply where Equipment has been rendered defective or not in conformity with the Specifications as a result of Alcatel's or Alcatel's End-user's negligent operation or use, Excusable Delay, accident, use of improper supplies, modifications of a type not previously approved by Supplier, maintenance contrary to Supplier's written and previously communicated instructions, or other similar causes beyond normal use of the Equipment.

              (1) Shipping: Product In Warranty. The cost of shipping, both to
                  ------------------------------
                  and from Supplier, of Equipment in warranty for repair or replacement shall be paid for by Supplier, except where Supplier and Alcatel mutually agree that an analysis of returned Equipment shows no defect found, in which case Alcatel shall be billed for freight to and from Supplier.

              (2) Shipping: Product Out of Warranty. The cost of shipping, both
                  ----------------------------------
                  to and from Supplier, of Equipment out of warranty for repair or replacement shall be paid for by Alcatel.

              (3) Out of Warranty Costs: The costs of out-of-warranty repairs
                  ----------------------
                  are subject to a charge as quoted by Supplier and accepted by Alcatel or stated in Exhibit G. Such charges must be authorized by Alcatel prior to Supplier performing any such repairs. All charges shall be authorized by Alcatel Purchase Order number, and will declare required mode of return shipment.

              (4) Return Authorization. Return authorization numbers must be
                  ---------------------
                  obtained from Supplier prior to return of any Equipment for repair or replacement. Such return authorization number(s) shall be provided to Alcatel within one (1) business day of such request by Alcatel. Should Supplier fail to respond with a warranty return authorization within three (3) days, Alcatel may, at its discretion, return such Equipment for repair or credit without a return authorization number.

     (b) Software Warranty. Supplier warrants that when the Software is
         -----------------
         delivered, and for a period of twelve (12) months thereafter, that it will function in accordance with the Specification and will be free from design defects when used in accordance with the relevant Supplier's manuals. Supplier shall promptly correct any defect in Software at no charge to Alcatel. Except as provided hereafter, the remedy of correction of defects under this paragraph shall be Alcatel's sole and exclusive remedy under this warranty. Notwithstanding the foregoing, if, after repeated efforts, Alcatel notifies Supplier that this warranty has not been met, the parties shall conduct intensive good faith negotiations in order to bring the Software into conformity as soon as possible. If the parties are unable to reach agreement, then Alcatel, at its sole option, shall be entitled to return such Software and any related Product to Supplier, and Supplier shall refund the amounts paid to Supplier related to such Software and Product no later than upon receipt of such Software and Product.

     (c) Regulatory Compliance. Supplier warrants that the manufacture of each
         ---------------------
         item delivered hereunder, as well as the facilities used to manufacture such items, shall comply with all applicable federal, national, state, provincial and local laws and regulations, and all applicable Bellcore and Alcatel Supplier Quality Audit Standards including ISO 9000 standards. All items that may be used for international sales shall comply with applicable European Union or other international EMC and safety requirements as specified in the Alcatel Product Specifications.

     (d) Product Life Cycle and Support. Supplier shall ensure continuity of
         ------------------------------
         availability from third parties of all parts, components and Software contained within the Products which are not manufactured or produced by Supplier.

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         Such obligation shall continue until the expiration of ten (10) years from the date of last delivery of the Product to Alcatel as stated in Exhibit G paragraph 4.8 and 4.9.

     (e) New Century Warranty.  The New Century Warranty contained in Exhibit E,
         --------------------
         attached hereto and incorporated herein, shall also apply to all Products.

     (f) Services Warranty.  Supplier warrants that it will perform all services
         -----------------
         under this Agreement in a skillful and workmanlike manner.

     (g) Right to License.  Supplier represents and warrants that it owns, or
         ----------------
         has the right to license the Software and has the right to grant the licenses granted hereunder.

     (h) Infringement Warranty. Supplier warrants that it will not willfully or
         ---------------------
         knowingly deliver to Alcatel any portion of the Product which infringes any patent, trademark, copyright or other property right of any third party relating to proprietary or trade secret information.

     (i) Warranty Disclaimer. THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN
         -------------------
         LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR INTENDED OR PARTICULAR PURPOSE.

Section 8. Quality Assurance.
-----------------------------
     (a) Quality System Requirements
         ---------------------------

         (1) Alcatel USA understands that all Suppliers shall have a Quality System that supports the ISO9000 or Bellcore GR-1252-CORE or similar quality system. Suppliers will be subjected to audits in accordance with GR-1252-CORE, Quality System Generic Requirements for Hardware. Alcatel's objective is for its Telecommunication suppliers to adopt the TL9000 requirements for the appropriate product/services.

         (2) Supplier hereby agrees to comply with the following requirements attendant to the workmanship and integrity of Product covered by this Agreement. Failure to comply with the provisions herein contained will be basis for Alcatel's rejection and return of Products shipped by Supplier, and cause for termination of this Agreement by Alcatel. Supplier hereby agrees to maintain a comprehensive process and quality control program that complies with all requirements of Alcatel's Document 004-8002-192, Supplier Quality System Requirements Specification and 259-0000-000, OEM Devices and Systems General Specifications. All resultant documentation for Product covered under this Agreement shall be maintained and made available to Alcatel upon request. All Products shall meet the applicable standards established by Bellcore Publication FR-2063 Network Equipment Building systems Requirements (NEBS) Family of Requirements (NEBSFR) as well as Alcatel's workmanship Standard 004-8003-100.

         (3) Supplier's Quality System Implementation Plan is attached as Exhibit K. Supplier will implement corrective actions in accordance with Alcatel's audit findings and observations.

     (b) Hardware Requirements
         ---------------------

         (1) Compliance to the GR-78-CORE, Generic Requirements for the Physical Design and Alcatel Workmanship Manual on all designed equipment. On purchased product, the suppliers should meet IPC-610, class 1 standards. The supplier will address any Alcatel customer raised issues beyond IPC.

         (2) Products are required to be compliant to GR-63-CORE, Network Equipment Builders Specification.

         (4) Compliance to GR-1089-CORE, Electromagnetic Compatibility and Electrical Safety Generic Criteria for Telecommunications Equipment.

         (5) Compliance to GR-284-CORE, Reliability and Quality Switching Systems Generic Requirements.

         (6) Expected failure rate predictions data will be based on GR-332-CORE, Reliability Prediction Procedure or field performance.

         (7) Drive to a minimal Quality level 2 as defined in TR-TSY-000357, Component Reliability Assurance.

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         (8)  If required by Alcatel, suppliers will be responsible for CLEI coding of the product as defined in GR-485-CORE, Common Language Equipment Coding Process and Guidelines Generic Requirement.

         (9) Each field replaceable unit, backplane and chassis will be required to have a barcode serial number and barcode revision label applied. Alcatel will provide the barcode for the serial number and the revision label. The barcode will be installed by the supplier in a mutually agreed upon location on each unit. A history of repair actions on field returns and the number of times returned from the field should be tracked against each serial number.

         (10) Field returns hardware should not be upgraded to the latest shippable revision at the factory for new products when the upgrade has the potential to improve field performance unless approved in writing by Alcatel.

         (11) Functional defects on delivered product shall be less than 1% as measured at the module level.

         (12) Visual Mechanical defects on delivered product shall be less than 1.5% as measured level.

     (c) Software Requirements

         (1) As a supplier to multiple Bell Operating Companies, Alcatel is both required and compliant with the current versions of Bellcore Generic Requirements (GR's) and Technical References (TR's) for software quality as listed below. In order to maintain this level of quality throughout our system configuration these standards are flowed down to our sub-system suppliers and Supplier agrees to comply with such standards.

-----------------------------------------------------------------------------------------------------------
      Bellcore Number                                          Title
      ---------------                                          -----
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
GR-282-CORE                    Software Reliability and Quality Acceptance Criteria
-----------------------------------------------------------------------------------------------------------
TR-NWT-000179                  Quality System Generic Requirements for Software
-----------------------------------------------------------------------------------------------------------
TR-NWT-000284,                 Reliability and Quality Switching Systems Generic  Requirements  (RQSSGR),
Section 2.4                    Software Design and Architecture
-----------------------------------------------------------------------------------------------------------
GR-929-CORE                    Reliability and Quality Measurements for  Telecommunications Systems
-----------------------------------------------------------------------------------------------------------

         (2) The Supplier should provide the necessary support and data for any customer imposed performance-reporting metrics as defined in GR-929-CORE.

         (3) The supplier shall have a documented Software Development Lifecycle that conforms to ISO-9001 as interpreted by ISO 9000-3.

         (4) At the request of Alcatel customers, compliance to TR-NWT-000179, Software Reliability Program Requirements will be implemented.

         (5) The supplier shall demonstrate Level II capability as defined by SEI Software Capability Maturity Model (CMM).

Section 9.  Inspection and Acceptance.
-------------------------------------

     (a) Acceptance. Acceptance shall be based upon a test and inspection plan
         ----------
         designed to demonstrate specification compliance. Such test and inspection shall be documented by Supplier, demonstrated to conform to Alcatel's requirements, and then mutually accepted in writing. Product is subject to inspection by Alcatel at either Alcatel's facility, Supplier's subcontractor(s) facility, or Supplier's facility, at Alcatel's option. Alcatel shall be allowed thirty (30) business days from date of receipt of any Product to perform testing and inspection of such Product. If identical tests are performed by Supplier and Alcatel, the parties will work together to ensure that test equipment is properly calibrated to prevent improper rejection. In the event Alcatel does not reject the shipped Product within the above stated term, it shall automatically be deemed that acceptance of the shipped Product has been made by Alcatel.

     (b) If software is delivered, the following software acceptance criteria will apply:

         (1) 100% of all Test Cases from each module have been successfully executed.

         (2) Feature Tests 100% executed with a 95% pass rate (each test individually).

         (3) System Functionality not degraded as measured by: Regression Tests 100% executed with a 95% pass rate (overall).

         (4) Planned Exit Tests are 100% executed with 100% pass rate.

         (5) All fixed and packaged Change Requests have been verified as resolved or closed.

         (6) Requirements shall be traced throughout the process.

         (7) The supplier shall provide objective evidence that all software requirements have been met.

     (c) Testing and Certificate of Manufacturing Compliance.  Supplier shall
         ---------------------------------------------------
         inspect and test all Product prior to delivery to Alcatel for conformity to the Specifications. The tests and the performance criteria detailed in the Specifications shall comprise the tests and performance criteria to be implemented by Supplier for purposes of Product acceptability hereunder. Supplier shall not modify the tests and criteria set forth on the Specifications without Alcatel's prior written approval. Prior to the release of any new lot of Product, Supplier shall complete a certificate of manufacturing compliance certifying that: (i) each unit of the Product in such lot meets the Specifications; and (ii) such lot passes all testing and performance criteria agreed upon by the parties, including but not limited to those set forth in the Specifications. Supplier shall maintain a record of these certificates of manufacturing compliance, available for review by Alcatel within two (2) business days of such review request. Supplier shall have each such certificate signed by a person duly-authorized to make such certifications.

     (d) Rejected Products and Shortages.  Notwithstanding any payment made by
         -------------------------------
         Alcatel for any unit of the Product hereunder, Alcatel may reject any Product which fails to meet the testing standards and performance criteria and/or the Specifications. Except as provided herein, Alcatel shall, within thirty (30) business days after its receipt of any shipment of the Product, notify Supplier of any claim relating to a rejected Product or any shortage in quantity of any shipment of the Product. In the event of such rejection or shortage, Supplier shall, at Alcatel's option, replace the rejected Product or make up the shortage promptly, not to exceed forty eight (48) hours, upon receipt of such notice, at no cost to Alcatel, and shall make arrangements with Alcatel for the return of any rejected Product, such return shipping charges to be paid by Supplier.

     (e) Alcatel Inspection. Alcatel may, at any time during normal business
         ------------------
         hours and upon request to Supplier, inspect Supplier's facilities for manufacturing the Product, and inspect Supplier's manufacturing procedures for compliance with applicable Bellcore standards and the other appropriate manufacturing standards described in Sections 7, 8, and 9 and may inspect Supplier's inventory, work-in-process, raw materials, production records and such other items related to the Product as Alcatel considers relevant to satisfy it that Supplier is manufacturing the Product in accordance with this Agreement.

Section 10.  Trademarks and Labeling.
------------------------------------

     (a) Trademarks.  Supplier acknowledges that all trademarks, trade names and
         ----------
         trade dress of Alcatel or Alcatel's Affiliate (the "Alcatel Trademarks") that shall accompany or are affixed to the Product and/or Product literature in accordance with the Specifications or other request of Alcatel are the property of Alcatel or Alcatel's Affiliate, and Supplier shall not claim or obtain any rights in the Alcatel Trademarks. Supplier shall take no action that shall in any way impair Alcatel's or Alcatel's Affiliate's right, title and interest in and to the Alcatel Trademarks and shall not use for its own benefit or for the benefit of any party other than Alcatel, the Alcatel Trademarks or any confusingly similar trademarks, trade names or trade dress during or after the term of this Agreement.

     (b) Labeling. Supplier shall label the Product in accordance with the
         --------
         Specifications or other request of Alcatel. Supplier hereby grants Alcatel permission to use Supplier's Documentation in Alcatel's promotional literature; refer to Supplier as the manufacturer of the Product and use Alcatel labeling and promotional and other literature that may indicate Supplier is the manufacturer of the Product in accordance with applicable law. Alcatel shall be allowed to brand name the Products with names of its own choosing.

     (c) Serialization. If required by Alcatel, Supplier shall serialize the
         -------------
         Product in accordance with the Specifications and Exhibit F, attached hereto and incorporated herein, regarding Alcatel's serialization procedures.

Section 11.  Installation and Service; Support.
----------------------------------------------

     (a) Installation and Support. Alcatel shall be responsible for installing
         ------------------------
         and supporting the Product for its End-users, at Alcatel's expense, subject to the other provisions of this Agreement. Supplier shall provide technical and operational service and support according to the terms of Exhibit (G).

     (b) Equipment Loan Agreement Supplier and Alcatel will enter in to a
         ------------------------
         equipment loan agreement, substantially similar to the Equipment Loan Agreement attached hereto as Exhibit D, and if required, to provide equipment to support Exhibit G Service and Support.

Section 12.  Changes.
--------------------

     (a) Regulatory Changes. Should any change in any regulations promulgated by
         ------------------
         Bellcore or any other comparable foreign authority, or any change in the interpretation thereof, require changes in Supplier's manufacturing practices which increase the cost to Supplier of manufacturing the Product, the parties shall negotiate in good faith whether and to what extent prices of the Product should be adjusted to reflect such cost increases.

     (b) Alcatel-Requested Changes. Alcatel may from time to time request
         -------------------------
         changes or enhancements to be made to the Product and corresponding changes made to the Specifications, any such request to be made in writing. Supplier shall respond in writing to any such request within ten (10) business days from receipt of the request, indicating when it can accommodate such request. If Supplier agrees to accommodate such request it shall, within twenty (20) business days of its response, submit to Alcatel a proposal that includes engineering specifications, cost estimates and an implementation schedule. Implementation of the change is to be made only after Alcatel notifies Supplier in writing of acceptance of the proposal and, as applicable, any necessary regulatory approvals therefor have been secured. Any Product which is in the process of production at the time of receipt of a change notice shall, with Alcatel's agreement, continue to be produced in accordance with the Specifications which had been in effect at the time of issuance of an appropriate purchase order by Alcatel.

     (a) Change Orders.
         -------------

         (1) Supplier shall notify Alcatel of hardware and software Product changes that affect Product fit, form, function, performance, safety, or reliability at least six (6) months, or such period as may be amended by mutual agreement, prior to implementation of such change, and prior to shipment of Product. Notwithstanding the foregoing, if Alcatel has a contractual obligation to an End-user to give a longer notice of such Product changes, Alcatel shall notify Supplier of such obligation and Supplier shall give Alcatel such longer notice. Such notice and any accompanying retrofit disposition responsibilities, due to safety, reliability, or performance, shall support the requirements of Alcatel Engineering Change Order (ECO) and the current Alcatel Product Change Notice
              (PCN) Discontinuance (Obsolescence) Notice Procedures (007-0000-115) attached as Exhibit H.

         (2) Supplier will conduct testing of changes before release that insures there will be no degradation to the End-user's Product or network, and Supplier will provide all required data and test results to support such changes at Alcatel's request.

         (3) Supplier will provide support for two previous software releases if such releases have been licensed to any End-user. Supplier shall provide support for additional prior releases, on a time and materials basis, based on Supplier's then standard rates.

         (4) Software patch creation, testing, and release shall support Alcatel documented guidelines and procedures, as found in Software Release and Patch Procedure, Alcatel Document No. 003-5300-236.

         (5) Alcatel's Purchase Order shall be the governing document for all change order activity. No new part number(s) shall be accepted without a Purchase Order.

Section 13.  Confidentiality.
----------------------------

     (a) Confidential Information. All technical information, documentation,
         ------------------------
         Software, and other information or data, including information that is received from a third party under circumstances permitting its disclosure, that is provided by one party to the other party in connection with this agreement and which is marked or otherwise identified as confidential or proprietary shall hereinafter be collectively referred to as "Confidential Information". Orally conveyed Confidential Information must be confirmed in writing to the other party within 30 (thirty) days of the date of disclosure in order to be encompassed by this Section 13. Confidential Information disclosed by either party to the other in connection with this Agreement is to be used only for the purpose of this Agreement and for no other purpose, and shall be protected by the recipient party from being divulged to others with no less than the same degree of care, but in no event less than reasonable care, given to its own Confidential Information that is intended to be protected from disclosure. The obligations in this paragraph shall survive termination or expiration of this Agreement.

     (b) All Confidential Information shall be and remain the disclosing party's property and shall not be copied or duplicated in any manner or submitted to any third party for examination or otherwise, without the disclosing party's prior written consent.

     (c) Confidential Information will not be entitled to protection under this Section when it is (i) already known to the receiving party, from a source other than the disclosing party (ii) publicly known (or becomes publicly known) without the fault or negligence of the receiving party,
         (iii) received from a third party without restriction and without breach of this Agreement, (iv) independently developed by the receiving party, or (v) disclosed in accordance with a written authorization of the disclosing party.

     (d) The disclosing party understands that the receiving party may, currently or in the future, be developing information internally or receiving information from other parties which may be similar to the disclosing party's information. Accordingly, nothing in this Agreement shall be construed as a representation or inference that either party will not develop products, for itself or for others, which compete with products or systems contemplated by the other party's information provided, however, that the receiving party shall not use the disclosing party's Confidential Information in such development.

     (e) Disclosure to Government. Nothing contained in this Section shall be
         ------------------------
         construed to restrict either party from disclosing confidential information as required for purposes of compliance with governmental, administrative or regulatory laws, regulations, orders or requests; provided that the party who is making such disclosure gives the other party sufficient notice of the intent to make and the content of such disclosure to enable such other party to contest the necessity of disclosing such other party's Confidential Information and/or to modify the content of the Confidential Information to be disclosed.

Section 14. Grants of Rights and Licenses.
-----------------------------------------

     (a) Supplier hereby grants to Alcatel a non-transferable, non-exclusive, fully paid-up, worldwide license to use, sublicense and distribute the Software, including distribution utilizing multi-tier distribution channels, solely for use with the Product. Unless otherwise specifically stated, Software delivered under this Agreement is licensed solely for use in the Product in which it is initially installed but may be transferred to a replacement Product at no additional license or sublicense fee. Software may be copied in whole or in part by Alcatel for its: (i) backup and archival purposes; (ii) internal use on the Product; and (iii) sublicensing of the Software, and the number of copies will be limited to those reasonably necessary to so conduct Alcatel's business.

     (b) All Software provided by Supplier with the Product(s) or provided by Supplier in conjunction with the Product(s) is Confidential Information of Supplier or Supplier's third party licensors, and Alcatel agrees to treat all such Software in accordance with Section 13 of this Agreement entitled "Confidential Information" (except to the extent that the obligations of Section 13 are in apparent or actual conflict with Alcatel's rights and licenses granted under this Section). Alcatel shall not reverse compile, disassemble or reverse engineer any Software nor, except as agreed to by Supplier in writing, modify any Software.

     (c) Alcatel is authorized to grant a non-exclusive sublicense to each End-user to use the Software solely in the Product in which it is initially installed or a replacement Product. Software which is a stand-alone Product may be sublicensed to operate on any hardware on which the Software will operate, and such hardware shall be treated as if it were the "Product" referred to in this paragraph. The End-user may not grant a further sublicense, and may not transfer its sublicense except with a transfer of the Product. Each such sublicense shall be in writing and include, (i) a prohibition of copying the Software except for backup and archival purposes, (ii) an obligation to reproduce proprietary legends on copies, (iii) treatment of the Software as Confidential Information, (iv) a restriction on the End-user to not decompile, modify, disassemble or reverse engineer any Software.

     (d) Escrow. To enable Alcatel to exercise its rights under this Agreement
         ------
         and to fulfill the obligations assumed by Alcatel in relation to Products, Supplier shall deposit with a mutually agreed-upon third party escrow agent, specializing in technology escrow, Technical Information under terms and conditions substantially similar to the escrow agreement attached in Exhibit I. The parties shall in good faith negotiate such agreement so that the deposit shall be made upon or prior to Alcatel's first permanent installation (i.e., non-field trial) of Product at a Alcatel End-user's site.

Section 15.  Indemnification and Limit to Liability.
---------------------------------------------------

     (a) Indemnification. Supplier hereby indemnifies and holds Buyer, its
         ---------------
         directors, officers, agents, and employees harmless against any and all claims, actions, damages, liabilities, or expenses, including reasonable attorney fees and other associated costs and expenses for injury to or death of any person, and for loss of or damage to any and all property arising out of the negligent or willful wrongful acts or omissions of Supplier, its employees, agents, subcontractors, or representatives.

         Buyer hereby indemnifies and holds Seller, its directors, officers, agents, and employees harmless against any and all claims, actions, damages, liabilities, or expenses, including reasonable attorney fees and other associated costs and expenses for injury to or death of any person, and for loss of or damage to any and all property arising out of the negligent or willful wrongful acts or omissions of Buyer, its employees, agents, subcontractors, or representatives.

     (b) Infringement Indemnification.  Supplier will defend, at its own
         ----------------------------
         expense, any action brought against Alcatel or End-User(s) to the extent that it is based on a claim that any Supplier supplied Products, designs, material, processes, or documentation hereunder constitutes an infringement of any duly issued patent or infringement of any copyright, trade secret, or other proprietary rights of a third party. Supplier will pay all damages and costs finally awarded against Alcatel or End-User(s) in such action which are attributable to such action. Alcatel will promptly inform Supplier in writing and furnished a copy of each communication, notice, or other action relating to the alleged infringement and will give the Supplier authority, information, and reasonable assistance necessary to defend or settle such claim. Alcatel reserves the right to participate, at its expense, in such defense or settlement. Should Product delivered under this Agreement become, or in Supplier's opinion be likely to become, the subject of a claim of infringement of any patent or any copyright, trade secret, or other proprietary rights of a third party, then Supplier shall promptly, at its option: (i) procure for Alcatel and all End-User(s) the right to use such Product free of any liability for infringement; (ii) modify such Product so that it becomes non-infringing; or (iii) replace such Product with non-infringing substitutes otherwise complying substantially, to the satisfaction of Alcatel, with all the requirements of the Agreement.

     (c) Limitation of Liability EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT,
         -----------------------
         OR FOR BREACH OF SECTION 13, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

Section 16.  Inability to Supply.
--------------------------------

     (a) Excusable Delay.  Any delay in the performance of any of the duties or
         ---------------
         obligations of a party hereto shall not be considered a breach of this Agreement provided that such delay is caused by or is the result of any acts of God, acts of the public enemy, insurrections, riots, fires, explosions, floods, or other unforeseeable causes beyond the control and without the fault or negligence of the party so affected ("Excusable Delay"). The party so affected shall give prompt notice to the other party of such cause and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible. Notwithstanding the foregoing, should Supplier be prevented from performing its obligations hereunder due to Excusable Delay for thirty (30) or more consecutive days, then Alcatel may, at its option, terminate this Agreement upon written notice to Supplier, in addition to any option which Alcatel may exercise pursuant to
         Section 16(b).

     (b) Self-Manufacturing Right.  Upon the occurrence of any of the events
         ------------------------
         specified below, whether or not the events are due to Excusable Delay, or subject to Alcatel's right to terminate the Agreement pursuant to Section 17(a), Alcatel shall have the right at its option to self-manufacture or have a third party manufacture ("Second Source Manufacturer") under any relevant Supplier patents and know-how (if any) the Product and Product components. Supplier shall further cooperate with Alcatel in securing for Alcatel pursuant to this Section, and under terms no less favorable than realized by Supplier, any third party rights provided to Supplier that are required to manufacture the Product and Product components. Alcatel shall also have the right to acquire any unique equipment of Supplier's necessary to produce and/or test of the Product and Product components at Supplier's cost less accrued depreciation. Upon successful manufacture of the Product and/or Product component(s) by the Second Source Manufacturer, the obligations of the parties with respect to supply by Supplier to Alcatel of the Product shall be suspended. The right of manufacture by Alcatel shall be triggered by occurrence of any of the following events:

         (1) Continued failure by Supplier to deliver the Product to Alcatel in the quantity required as stated in Alcatel's purchase order for a period of two (2) consecutive months; or

         (2) Continued failure by Supplier to deliver Product which conforms to Specifications, and/or other applicable compliance standards set forth in Section 7c, for a period of two (2) consecutive months; or

         (3) Any termination of this Agreement by Alcatel due to Supplier's breach of this Agreement or financial default; or

         (4) Should Supplier and/or its successors and permitted assigns cease to engage in the business of manufacturing the Product at any time during the term hereof, or in the event that Supplier sells all or greater than fifty percent (50%) of its outstanding equity to a party that is a substantial direct competitor of Alcatel, or sells that part of its assets relating to the supply of the Product to such a party.

     (c) Upon notification by Alcatel to Supplier of Alcatel's intent to exercise its rights as set forth in this Section, Supplier shall have thirty (30) days to correct such problems that triggered such notification. Should Supplier correct such problem within such time period, Supplier may, at Alcatel's sole discretion, continue its manufacture and supply obligations hereunder. In the event that Alcatel exercises the right to manufacture for reasons of Supplier's failure to supply but thereafter Supplier demonstrates that it has corrected the problem that caused events that triggered disclosure, then Alcatel's right to manufacture may cease and Supplier may, at Alcatel's sole discretion, resume supply of the Product hereunder.

Section 17. Termination; and Consequences of Termination.
--------------------------------------------------------

     (a) Termination For Default.  In addition to other termination provisions
         -----------------------
         set forth in this Agreement, this Agreement may be terminated prior to the time described in Section 1(a) upon the occurrence of any of the following events:

         (1) Thirty (30) days' written notice by a party to the other party ("party in breach") in the event that the party in breach materially breaches any provision of this Agreement and fails to remedy the breach prior to expiration of such thirty (30) day period;

         (2) Written notice by a party to the other party ("insolvent party") upon:

              A. the insolvency of the insolvent party or the appointment of a receiver for the insolvent party or for all or any substantial part of its properties; or
              B.  the adjudication of the insolvent party as a bankrupt; or
              C. the admission by the insolvent party in writing of its inability to pay its debts as they become due; or
              D. the execution by the insolvent party of an assignment for the benefit of its creditors; or
              E. the filing by the insolvent party of a petition to be adjudged a bankrupt, or a petition or answer admitting the material allegations of a petition filed against the insolvent party in any bankruptcy proceeding, or the act of the insolvent party in instituting or voluntarily being or becoming a party to any other judicial proceeding intended to effect a discharge of the debts of the insolvent party, in whole or in part;

         (3) Notwithstanding the provisions of Section 16 and upon notice from Alcatel to Supplier stating that Supplier failed to supply the total quantity of Product ordered by Alcatel pursuant to this Agreement for a total of sixty (60) days in any six (6) month period, Supplier shall cooperate with Alcatel for a period of up to eighteen (18) months from the effective date of such termination to enable Alcatel to continue to supply Alcatel's End-user(s) with the Product until Alcatel secures an alternative source capable of supplying Alcatel's requirements of Product. Such cooperation shall include, without limitation, providing end lot runs of whatever size Alcatel reasonably deems necessary under the circumstances and providing Alcatel and Alcatel's Third Party Manufacturer (as applicable) with manufacturing rights, information, equipment, and any technical assistance (as applicable) in accordance with the procedures outlined in Section 16(b).

     (b) Termination or Cancellation for Convenience

         1) Alcatel may terminate this Agreement, any purchase orders, or any supplements thereto, at any time, for any reason at its own convenience. In such case, Alcatel's total liability for such cancellation shall be calculated from table 1A, (except for mutually agreed to long lead time parts):

                                       Table  1A
                 -----------------------------------------------------------
                    Cancellation Notification               Percent (%)
                                                            Liability
                 -----------------------------------------------------------
                       0 - 5 business days                   100%
                 -----------------------------------------------------------
                       6 - 15 business days                  100%
                 -----------------------------------------------------------
                      16 - 30 Days business days              50%
                 -----------------------------------------------------------
                         + 30 Days business days              0%
                 -----------------------------------------------------------

         (2) Supplier shall use its best efforts to minimize cancellation charges by returning materials to outside suppliers, canceling materials on order, applying subject materials to other projects where possible, and by minimizing all work-in-process and finished product during manufacturing in support of Alcatel order requirements. In the event that a cancellation results in cancellation charges, such cancellation charges shall not be invoiced until after negotiations are conducted and mutual agreement is reached. An Alcatel Purchase Order is required for the payment of any cancellation charge. Upon payment of cancellation charges outlined above, all Product, work-in-progress, components and raw materials paid for by Alcatel shall, at Alcatel's option, be delivered to and become the property of Alcatel. In no event shall cancellation charges exceed the aggregate applicable purchase price of items stated in Exhibit A or Exhibit A3 of this Agreement.

     (c) Consequences of Termination. Termination of this Agreement shall not
         ---------------------------
         relieve either party of its liability to perform its obligations pursuant to the terms and conditions of this Agreement incurred prior to such termination, nor shall it prevent either party from exercising its right to pursue any other remedy available to it. Upon request of a party, the other party shall return all copies of such party's Confidential Information (excluding Software). The provisions of Sections 3, 7, 8, 9, 10, 11, 13, 14, 15, 16(b), 17(a)3, 18, 19(a)(d)
         shall survive the termination of this Agreement for any reason.

Section 18.  Dispute Resolution.
-------------------------------

     (a) Good Faith. The parties shall attempt to resolve any disputes arising
         ----------
         out of or in relation to this Agreement ("Dispute" or "Disputes") by good faith discussions. In the event of the occurrence of such a Dispute, either party may, by notice to the other party, have such Dispute referred to the individuals designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Said designated individuals are as follows:

         For Alcatel - Jack Hostetter

         For Supplier - Bob Hahn, VP/COO

         In the event that such discussions are not successful in resolving a Dispute, then such Disputes between the parties, are to be settled and finally determined by binding arbitration conducted in accordance with the Commercial Arbitration Rules, or the then existing rules for commercial arbitration, of the American Arbitration Association pursuant to the procedures outlined in Section 18(b) herein.

     (b) Arbitration Procedures.  If either party determines at any time that it
         ----------------------
         wishes to submit a Dispute to arbitration, it shall first give the other party written notice, in reasonable detail, of the Dispute and of the intention to submit the Dispute to arbitration. If within twenty (20) business days after receipt of such notice by the other party (or such longer or shorter period as the parties may establish by mutual agreement at the time) the Dispute is not resolved by amicable negotiation between the parties, such Dispute may be submitted by either party to arbitration as provided herein. The arbitration shall be before a panel of three (3) arbitrators. Each party shall select an arbitrator and both parties shall jointly select the third arbitrator; provided, however, if the parties are unable to agree on the third arbitrator within twenty (20) business days after the Dispute is submitted to arbitration, the two arbitrators selected by the parties shall jointly select the third arbitrator. The arbitrators shall only interpret and apply the terms and provisions of this Agreement at issue, and shall not change any such terms or provisions or deprive any party to the Dispute of any right or remedy provided for in this Agreement. The arbitrators may award compensatory damages against a party to the Dispute by the arbitrators shall not be authorized to award, nor shall they award, damages in excess of the limitations contained herein, except as expressly permitted in this Agreement. The arbitration of any Dispute, including the determination of any amount of damages suffered by a party, shall be final and binding upon the Parties to the maximum extent permitted by law. Judgment upon the decision of the arbitrators may be entered in any court of competent jurisdiction. The cost and expenses of each party incurred in connection with the arbitration, including reasonable attorneys' fees, costs and expenses, and the costs of the arbitration itself, including the fees, costs and expenses of the arbitrators, shall be borne in accordance with the determination of the arbitrators with respect thereto.

Section 19.  General Provisions.
-------------------------------

     (a) Notices. All notices and other communications delivered under this
         -------
         Agreement shall be in writing and shall be deemed to be given when received by telex or first class mail (postage prepaid) to:

         If to Supplier:  Bob Hahn, VP/COO

         If to Alcatel:   Jack Hostetter

     (b) Government Contracts.  Supplier shall use its best efforts to comply
         --------------------
         with any additional legal and/or regulatory requirements not set forth herein that may apply to its provision of the Product to Alcatel as a subcontractor in any government contract.

     (c) Nonpublicity. Neither party shall use the name of the other party in
         ------------
         any news release, public announcement, advertisement, or other form of publicity without the prior, written consent of the other party. Except pursuant to court order or as otherwise required under judicial or regulatory proceedings, or as reasonably necessary to exercise its rights or perform its obligations herein, neither party shall disclose the existence of nor the terms and conditions of this Agreement without the prior written consent of the other party.

     (d) Relationship of the parties. Supplier hereby declares and represents
         ---------------------------
         that Supplier is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as an employee of Alcatel; that the persons performing the services hereunder are not employees of Alcatel; that Supplier has and hereby retains, except as set forth herein, the right to exercise full control of obligations hereunder and full control over the employment, direction, compensation, and discharge of all employees, agents, and subcontractors assisting in the performance of such obligations; that Supplier will be solely responsible for all matters relating to payment of such employees, including compliance with worker's compensation, unemployment and disability insurance, social security withholding, and all such matters; and that Supplier will be responsible for the acts of Supplier and the acts of all agents, employees, and contractors employed by Supplier during the performance of Supplier obligations under this Agreement.

     (e) Affiliates, Subcontractors. Supplier agrees to sell to Alcatel, Alcatel
         --------------------------
         authorized subcontractors(s), and Affiliates of Alcatel. Exhibit J, Alcatel Authorized Subcontractors, hereby annexed to and made a part of this Agreement, shall identify all Alcatel authorized subcontractors. The terms and conditions stated herein shall be binding on all subcontractor(s) or Alcatel purchasing locations. Except where the context is clearly inconsistent, for all purchases made by Alcatel's authorized subcontractor(s) or Affiliate(s), for the purposes of such purchase the term "Alcatel" shall refer to such Alcatel authorized subcontractor(s) or Affiliate(s). All invoices arising out of sales by Supplier to any authorized subcontractor(s) or Affiliate(s) shall be submitted to such subcontractor(s) or Affiliate(s) for payment. Alcatel assumes no responsibility for the credit worthiness nor assumes any liability for any debt incurred by any subcontractor(s) or Affiliate(s) for any Product ordered subsequent to this Agreement.

     (f) Assignment. This Agreement may not be assigned in whole or in part by
         ----------
         either party without the written consent of the other party, except consent shall not be required if assignment is made by either party to an entity in which they or their parent hold at least 51% of the outstanding shares of stock or other ownership interest, and provided that in such event the party assigning this Agreement or any part thereof shall remain liable for all of its obligations according to this Agreement. The term "Parent" shall mean an entity which owns, directly or indirectly, a majority ownership interest in Alcatel. Notwithstanding the foregoing restrictions on assignment, Alcatel may assign this Agreement without such approval to an entity which is merged with, consolidated with, or otherwise acquires, directly or indirectly, a majority ownership interest in Alcatel, Alcatel's Parent, or Alcatel's or Alcatel's Parent's assets.

     (g) Business Reviews; Information. Supplier agrees to meet with Alcatel, at
         -----------------------------
         a minimum, twice per year for the purpose of conducting a business review to review Supplier's and Alcatel's overall performance, business issues, and/or technical problems or issues. In addition, Supplier agrees to share Product and Software release schedules, as available, for use in Alcatel's planning and marketing.

     (h) Electronic Communication. The Supplier agrees to maintain the ability
         ------------------------
         to communicate with Alcatel via Internet e-mail, and further agrees to implement and maintain communication via Electronic Data Interchange
         (EDI). The minimum ANSI standard EDI transaction sets that Supplier will maintain are:

         810  Electronic Invoice             860  Purchase Order Change
         820  Electronic Funds Transfer      865  Purchase Order Change
         830  Forecast                            Acknowledgment
         850  Purchase Order                 997  Functional Acknowledgment
         855  Purchase Order Acknowledgment
         856  Advance Ship Notice

     (i) Amendments and Waivers. This Agreement may not be amended or otherwise
         ----------------------
         modified except by a writing signed by both of the parties. Either party may waive compliance by the other party with any provision of this Agreement required to be performed by such other party. Such waiver shall be in writing, and signed by a duly authorized representative of the party against whom enforcement of the waiver is sought. No such waiver shall be construed as a waiver of any subsequent compliance with any provision of this Agreement by the waiving party.

     (j) Severability. Any provision of this Agreement which is prohibited or
         ------------
         unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of such provision in any other jurisdiction or invalidating the remaining provisions of this Agreement.

     (k) Execution in Counterparts. This Agreement may be executed in two or
         -------------------------
         more counterparts, each of which counterparts, when duly executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     (l) Governing Law. This Agreement shall be deemed to be a contract made
         -------------
         under the laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. The UN Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

     (m) Construction. If, for any reason, this Agreement is translated into a
         ------------
         language other than the English language, then the English language version of this Agreement shall be controlling for all purposes.

     (n) Headings.  Headings used in this Agreement are for convenience of
         --------
         reference only and shall not affect the interpretation of this Agreement.

     (o) Utilization of Small and Small Disadvantaged Business Concerns
         Both Parties agree that compliance with the policy of the United States Government regarding Small Disadvantaged Business, Women-owned Business, and Protected Class Business concerns is essential to participate as subcontractors in the performance of contracts awarded by any federal agency or organization requiring compliance of Section 211 of Public Law 95-507 Office of Federal Procurement Policy's Policy Letters 80-2 and 80-4 and FAR 52.219.2. As a requirement of this compliance, Supplier agrees to support and report the following requirements for the direct and indirect purchases of raw materials, components, supplies and services:

             (1)   Small Disadvantaged (Minority) Business Concerns     5%
             (2)   Woman-Owned Business Concerns                        5%
             (3)   Protected Class Business Concerns                    1%

         Reporting of such compliance shall be sent to:
         M/WBE Plan Administrator
         Alcatel Sourcing L.P.
         1000 Coit Road  M/S 305
         Plano, TX 75075

     (p) Entire Agreement. This Agreement and attached Exhibits, incorporated
         ----------------
         herein for all purposes, constitute the entire understanding between the parties and supersedes all prior oral or written understandings between the parties with respect to the subject matter of this Agreement.

               Exhibit A          Price
               Attachment A1      Specification
               Attachment A2      Milestone Delivery
               Attachment A3      Price , Kanban Parameters and Procedures
               Exhibit B          Inbound routing guide
               Exhibit C          General Packaging Specification
               Exhibit D          Equipment Loan Agreement
               Attachment D1      List of Equipment and Software
               Attachment D2      Amendment to Equipment Loan Agreement
               Attachment D3      Amendment to List of Equipment and Software
               Exhibit E          New Century Warranty
               Exhibit F          Serialization
               Attachment F1      Serialization Requirements for Supplier
               Exhibit G          Service and Support
               Attachment G1      Support Flow Diagram
               Attachment G2      Support Services Fees
               Attachment G3      Train-The-Trainer Program Outline
               Exhibit H          PCN Discontinuance and Obsolescence Procedure
               Exhibit I          Escrow Agreement
               Attachment I1      Technical Information Listing
               Attachment I2      Demand Notice
               Exhibit J          Alcatel Authorized Subcontractors

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Agreement as of the Effective Date.

Pinnacle Data Systems, Inc.                     Alcatel USA Sourcing, L.P.

                                       By:      Alcatel USA GP, Inc.
                                                General Partner
By:      ____________________________  By:      ________________________________

Title:   ____________________________  Title:   ________________________________

--------------------------------------------------------------------------------
Date:         _______________________  Date:    ________________________________
--------------------------------------------------------------------------------

                                  EXHIBIT A
                                  ---------

(1)  Pricing
     -------

The price for the parts listed below shall be for a period of one (1) year ending June 30th, 2001. This is an indeterminate quantity Agreement Alcatel is in no way obligated to order any minimum quantity, service, or dollar amount.

The Specification agreed to between Supplier and Alcatel is attached hereto and made a part hereof as Exhibit A1.

Milestones delivery dates to between Alcatel and supplier is attached hereto and made a part hereof as Exhibit A2

Supplier provided Kanban parts and procedures is attached hereto and made a part hereof as Exhibit A3.

P/N                        Description                                  Pricing
---                        -----------                                  -------
PDS-SPALCT516              Customized AXmp Rackmount Solution            Initial Qty. 1-10 (already delivered)
(Production Units)         Includes:                                    $60,000.00
                           Alcatel Enclosure w/ 450W P.S. & Cabling      After intial quantity
                           Ultra AXmp Motherboard                       $46,746.00
                           Alarming Features
                           (4) 400 MHz CPU Modules w/ 4 MB Cache
                           4096 MB Memory (16 x 256 MB Memory DIMMs)
                           (2) 9.1 GB SCSI Hard Drives
                           (2) Removable Hard Drive Kits
                           4mm 12-24 GB DAT Drive (STD22400NSB)
                           32X Plextor SCSI CD-ROM
                           (4) Solaris 2.5.1 RTU Only
                           Solaris 2.5.1 Pre-loaded
                           One year return to depot warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT528          Intelligent Processor Unit (IPU) -Configuration 1             1-5    $21,830
                       Includes:                                                     6-15   $21,321
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $20,845
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $20,389
                       Sparc Engine Axmp+C Motherboard
                       (1)  400 MHz CPU module w/4mb Cache
                     (8)  64 MB Memory DIMM (Total of 512 MB)
                       (2)  18.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       40/17X 68-Pin SCSI CD-ROM
                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                      Solaris 2.6 (1-4) CPU RTU Server License, 5 User License, Media Kit
                      One Year Return-To-Depot Warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT529          Intelligent Processor Unit (IPU) -Configuration 2             1-5    $33,264
                       Includes:                                                     6-15   $32,462
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $31,700
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $30,976
                       Sparc Engine Axmp+C Motherboard
                       (2) 400 MHz CPU module w/4mb Cache
                     (8)  256 MB Memory DIMM (Total of 2048 MB)
                       (2) 18.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       (2) 6U CompactPCI Quad Ethernet Dual SCSI Board
                       40/17X 68-Pin SCSI CD-ROM

                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                       Solaris 2.6 (1-4) CPU RTU Server License, 5 User License,
                          Media Kit
                       One Year Return-To-Depot Warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT530          Intelligent Processor Unit (IPU) -Configuration 3             1-5    $29,184
                       Includes:                                                     6-15   $28,488
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $27,827
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $27,198
                       Sparc Engine Axmp+C Motherboard
                       (2)      400 MHz CPU module w/4mb Cache
                     (8)  256 MB Memory DIMM (Total of 2048 MB)
                       (2)  18.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       40/17X 68-Pin SCSI CD-ROM
                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                       Solaris 2.6 (1-4) CPU RTU Server License, 5 User License, Media Kit
                       One Year Return-To-Depot Warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT531          Intelligent Processor Unit (IPU) -Configuration 4             1-5    $47,184
                       Includes:                                                     6-15   $46,020
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $44,916
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $43,865
                       Sparc Engine Axmp+C Motherboard
                       (4)  400 MHz CPU module w/4mb Cache
                     (16)  256 MB Memory DIMM (Total of 4096 MB)
                       (2)  18.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       40/17X 68-Pin SCSI CD-ROM
                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                       Solaris 2.6 (1-4) CPU RTU Server License, 5 User License, Media Kit
                       One Year Return-To-Depot Warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT532          Intelligent Processor Unit (IPU) -Configuration 5             1-5    $43,582
                       Includes:                                                     6-15   $42,511
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $41,495
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $40,529
                       Sparc Engine Axmp+C Motherboard
                       (4)  400 MHz CPU module w/4mb Cache
                     (8)  256 MB Memory DIMM (Total of 2048 MB)
                       (2) 18.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       (2)  6U CompactPCI Quad Ethernet Dual SCSI Board
                       40/17X 68-Pin SCSI CD-ROM
                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                       Solaris 2.6 (1-4) CPU RTU Server License, 5 User License, Media Kit
                       One Year Return-To-Depot Warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT533          Intelligent Processor Unit (IPU) -Configuration 6             1-5    $51,264

                       Includes:                                                     6-15   $49,994
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $48,789
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $47,643
                       Sparc Engine Axmp+C Motherboard
                       (4)  400 MHz CPU module w/4mb Cache
                     (16)  256 MB Memory DIMM (Total of 4096 MB)
                       (2) 18.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       (2)  6U CompactPCI Quad Ethernet Dual SCSI Board
                       40/17X 68-Pin SCSI CD-ROM
                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                       Solaris 2.6 (1-4) CPU RTU Server License, 5 User License, Media Kit
                       One Year Return-To-Depot Warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT534          Intelligent Processor Unit (IPU) -Configuration 7             1-5    $39,502
                       Includes:                                                     6-15   $38,537
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $37,622
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $36,752
                       Sparc Engine Axmp+C Motherboard
                       (4) 400 MHz CPU module w/4mb Cache
                     (8) 256 MB Memory DIMM (Total of 2048 MB)
                       (2) 18.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       40/17X 68-Pin SCSI CD-ROM
                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                       Solaris 2.6 (1-4) CPU RTU Server License, 5 User License, Media Kit
                       One Year Return-To-Depot Warranty

P/N                              Description                                                Pricing
---                              -----------                                                -------
PDS-SPALCT526          Intelligent Processor Unit (IPU) -Configuration 8             1-5    $41,200
                       Includes:                                                     6-15   $40,191
                       Alcatel Enclosure w/ 600W PS & Cabling w/ Alarm card          16-25  $39,234
                       & 6U (6) Slot Modified CompactPCI Backplane                   26-100 $38,324
                       Sparc Engine Axmp+C Motherboard
                       (4)  400 MHz CPU module w/4mb Cache
                     (8)  256 MB Memory DIMM (Total of 2048 MB)
                       (2)  9.1 GB LVD 68-Pin SCSI 7,200 RPM Hard Drive
                       40/17X 68-Pin SCSI CD-ROM
                       12-24 GB 50-Pin DDS-3 4mm Tape Drive
                       Solaris 2.6 Release 5/98 Pre-Loaded
                       Solaris 2.6 (1-4) CPU RTU Server License, 5 User License, Media Kit
                       One Year Return-To-Depot Warranty

Service Options
Service Uplift Options (monthly pricing based on one year service contract)
   Pinnacle Care (5 day repair)                                                         $   151.00
   Pinnacle Care+ (advanced exchange)                                                   $   301.00
   Pre-loaded Customer Software (per unit, delivered via CD-ROM or FTP Site)            $   125.00

Lead Time with 6 months forecast    4- 6 Weeks ARO
Lead Time with no forecast          9-12 weeks ARO

Hardware Options (FRU)

PDS880-8100                AxmpC Motherboard                                            $ 7,800.00
PDS880-8101                Power Supply Assy                                            $ 1,106.00
PDS880-8102                Alarm Board                                                  $   395.00
PDS880-8108                256 MB Memory DIMM                                           $   833.00
PDS880-8109                Chassis                                                      $ 2,933.00
SME501-5500                   400 MHz Processor w/ 4MB Cache                            $ 5,706.00
PDS880-8121                128 MB Memory DIMM                                           $   344.00
PDS880-8103                32X CD-ROM Assy module                                       $   140.00
PDS880-8105                4mm 12-24 GB Tape Drive Assy module                          $  1079.00
PDS880-8104                Hard Drive Assy module)9.1 GB                                $   457.00
PDS880-8106                Fan Tray Assembly Assy module                                $   120.00
PDS880-8107                Air Filter Assembly                                          $   100.00
PDS501-4849                300 MHz Proc. module w/ 2MB Cache                            $ 2,600.00
PDS880-8120                HDD Assembly, 18GB                                           $   812.00
PDS880-8112                Intraserver cPCI Card (Quad Ethernet Dual SCSI)              $ 1,912.00
PDS600-3810                Solaris 2.5.1 RTU only                                       $   476.00
PDS600-3904                Solaris 2.6 RTU only                                         $   242.00
PDS600-3920                Solaris 7 RTU only                                           $   210.00

                                ATTACHMENT A1

                              iICE Box Assembly,

        SPARC Ultra AXmp, 4GB Memory, 2 Disks, 1 Tape, 1 CDROM, 4 cPCI
--------------------------------------------------------------------------------

Abstract:

             This specification establishes the requirements for an Intelligent Processor Unit (IPU) meeting the operational, environmental, and regulatory requirements of the Central Office (CO).

--------------------------------------------------------------------------------
   Keywords:

--------------------------------------------------------------------------------
   Location:          Richardson Documentation/Data Management (DDM under
                      applicable part number.)

----------------------------------------------------------------------------------------------------------------------------------
   1F     000705        Add Alcatel part numbers                                                       Eliot Johnston

----------------------------------------------------------------------------------------------------------------------------------
   1E     000620    Misc. corrections, add PDSI part                                                   Eliot Johnston
                   numbers, convert to Alcatel format

----------------------------------------------------------------------------------------------------------------------------------
   1D     991217   Re-write External Resets Section                                                    Eliot Johnston
                                   3.5

----------------------------------------------------------------------------------------------------------------------------------
   1C     991214   Add alarm requirements, Section                                                    Eliot Johnston
                                   3.4
----------------------------------------------------------------------------------------------------------------------------------
   1B     991117   Regulatory Standards, Diff SCSI                                                     Eliot Johnston

----------------------------------------------------------------------------------------------------------------------------------
   1A     990803      Re-write to make generic                                                         Eliot Johnston

----------------------------------------------------------------------------------------------------------------------------------
   00     990702          Initial Draft                           Manuel Martinez                      Eliot Johnston

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   ED     DATE              CHANGE NOTE                         APPRAISAL AUTHORITY                    ORIGINATOR

----------------------------------------------------------------------------------------------------------------------------------

                                                              iICE Box Assembly,
                                                              SPARC Ultra AXmp, 4GB Memory, 2 Disks, 1 Tape, 1
                                                              CDROM, 4 cPCI.

                              TABLE OF CONTENTS:

Scope.........................................................  28
      Acronyms................................................  28

Applicable documents..........................................  29
      Industry................................................  29
      Military................................................  29
      Telcordia  (Formally Bell Communications Research)......  30
      Alcatel USA.............................................  31

Requirements..................................................  32
      General.................................................  32
           Order of Precedence................................  32
           Approved Suppliers.................................  32
           Characteristics....................................  33
           Special or Critical Requirements...................  33
      General IPU Configuration...............................  34
           Hardware...........................................  34
         Processor Module.....................................  35
         Memory Modules.......................................  35
         SCSI Devices.........................................  36
            Hard Disk Drives..................................  36
            Tape Drive........................................  37
            CDROM Drive.......................................  37
         Compact PCI Cards....................................  38
           Software...........................................  39
         Operating System.....................................  39
         Manufacturer Specific Software.......................  39
           Disk Partitioning..................................  39
      Electrical Requirements.................................  40
           Input Power........................................  40
           Internal Power Capacity............................  40
           Grounding..........................................  41
           Circuit Breakers...................................  41
      Alarms..................................................  42
           Fan Alarm..........................................  42
           Power Input / Breaker Fail Alarm...................  42
           Power Output Fail Alarm............................  43
         Out Of Tolerance Levels..............................  43
           Processor Fail Alarm...............................  43
           Alarm Board Fail Alarm.............................  44
           Programmable Time Intervals........................  44
         Standby-to-Active....................................  44
         Processor Heartbeat Check............................  44
         Reset Delay Time.....................................  44
      External Resets.........................................  45
           Push Button Resets.................................  45
         System Reset.........................................  45
         Alarm Card Reset.....................................  45
           External Reset ....................................  45

           Reset Protocol.....................................  46
      Displays................................................  47
           Lamp Test..........................................  47
      Physical Interface Requirements.........................  48
           Power..............................................  48
           Test Points........................................  48
           Alarms and External Resets.........................  49
           Serial Ports.......................................  50
           LAN Ports..........................................  50
           SCSI Ports.........................................  51
      Optional Jumpers/Terminators............................  52
           Hard Disk Drive Configuration......................  52
           Compact PCI Cards..................................  52
      Mechanical Requirements.................................  53
           Dimensions.........................................  53
           Materials..........................................  53
           Finishes...........................................  53
           Marking............................................  54
           Air Flow...........................................  54
      Environmental Requirements..............................  55
      Electromagnetic Compatibility...........................  56
      Product Safety..........................................  57
      Product Change Notice...................................  58
      Data Requirements.......................................  58
      Documentation...........................................  58

Quality Assurance Provisions..................................  59
      General Requirements....................................  59
           Qualification requirements.........................  59
           Qualification failure..............................  59
           Qualification data.................................  59
           Use of vendor supplied data........................  59
           Re-qualification...................................  60
           Periodic re-qualification..........................  60
           Flammability requirements..........................  60
      Quality.................................................  61
           Quality Program....................................  61
           Workmanship........................................  61
           Quality Inspection Plans...........................  61
           Quality Reports....................................  61
           Quality Audits.....................................  61
      Reliability.............................................  62
           Required MTBF......................................  62
           Design Reviews.....................................  62
           Component Parts....................................  62
           Aluminum Electrolytic Capacitors...................  62
           Potentiometers.....................................  62
           Derating Guidelines................................  63
           Burn-in............................................  63
           EMI................................................  63
      Alcatel Engineering Approval............................  64
      Safety Agency Approval..................................  64

      Warranty................................................  64

PACKAGING.....................................................  65
      Packaging Requirements..................................  65
      Shielding Material......................................  65
      Anti-Static Material....................................  65
      Unit Container Marking..................................  65
      Exterior Shipping Container Marking.....................  65

Notes.........................................................  66
      Handling  ..............................................  66
      Return of defective devices.............................  66

                               LIST OF FIGURES:

Figure 1.  Mechanical Outline and Dimensions..............................67
Figure 2.  Front Panel....................................................68
Figure 3.  Rear Panel.....................................................68
Figure 4.  Recommended Reset Circuit......................................69

                               LIST OF TABLES:

Table 1.  Major IPU Components............................................34
Table 2.  Approved Processor Modules......................................35
Table 3.  Approved Memory DIMMs...........................................35
Table 4.  SCSI Device IDs.................................................36
Table 5.  Approved Hard Disk Drives.......................................36
Table 6.  Approved Tape Drives............................................37
Table 7.  Approved CDROM Drives...........................................37
Table 8.  Approved cPCI Cards.............................................38
Table 9.  Included Operating System Software..............................39
Table 10.  Manufacturer Specific Software.................................39
Table 11.  DC Voltage Out of Tolerance Levels.............................43
Table 12.  Serial Port Connections........................................50
Table 13.  Hard Disk Drive Configuration..................................52
Table 14.  Environmental Requirements.....................................55
Table 15.  Electromagnetic Compatibility (EMC)............................56
Table 16.  Product Safety Requirements....................................57

Scope

             This specification establishes the requirements for an Intelligent Processor Unit (IPU) meeting the operational, environmental, and regulatory requirements of the Central Office (CO). The unit consists of one (1) 24" rack mount chassis, one (1) SPARC Ultra AXmp type motherboard, up to four (4) UltraSPARC II CPU modules, up to 4GB DIMM memory, one (1) tape drive, two (2) disk drives, one
             (1) CDROM, four (4) compact PCI slots, alarm circuitry, as well as, the necessary power and cooling subsystems.

ACRONYMS

Amp(s)             Ampere(s)
ANSI               American National Standards Institute
AVL                Approved Vendor List
AWG                American Wire Gauge
CDROM              Compact Disk Read Only Memory
CO                 Central Office
cPCI               Compact PCI
CPU                Central Processor Unit
CSA                Canadian Standards Association
DC                 Direct Current
DSC                Alcatel USA  (Formally DSC Communication Corporation)
EIA                Electronic Industries Association
EMI                ElectroMagnetic Interference
ESD                ElectroStatic Discharge
FCC                Federal Communications Commission
GB                 GigaByte
ID                 IDentification
IPU                Intelligent Processor Unit
MTBF               Mean Time Between Failure
PCI                Peripheral Component Interconnect
PDSI               Pinnacle Data Systems Inc.
PN                 Part Number
SCSI               Small Computer Systems Interface
SIMM               Single Inline Memory Module
SPARC              Scalable Processor Architecture Reduced instruction set Computer
SUN                SUN Microsystems Inc.
TTL                Transistor - Transistor Logic
UL                 Underwriters Laboratory
V                  Volts
VDC                Volts Direct Current

Applicable documents

             The following documents and specifications form a part of this specification to the extent specified herein.

INDUSTRY

ANSI/EIA          Rack, Panels, and Associated Equipment
                  STD310

EIA IS-5-A        Packaging material standards for ESD sensitive items

UL 94             Test for Flammability of Plastics Material for Parts in Devices and Appliances

UL 1950           Standard for Safety of Information Technology Equipment, 3rd edition July 28, 1995

CSA 950           CAN/CSA-C22.2 No. 950-95, Standard for Safety of  Information Technology
                  Equipment, 3rd edition July 28, 1995

CSA Standard C108.8-M1983 REV 1/1/1988

Canadian Radio Interference Regulation Amendment Dated 9/15/88, CS-3

FCC Rules and Regulations, Part 15, Subpart B, Class A Radio Frequency Devices, July 1981

IPC-610B           Workmanship Standards for Electronic Equipment

MILITARY

MIL-STD-883     Test Methods and Procedures for Microelectronics

MIL-STD-130     Military Standard Identification Marking of U.S. Military Property

MIL-F-14072     Finishes for Ground Electronic Equipment

MIL-STD-889     Dissimilar Metals

TELCORDIA  (FORMALLY BELL COMMUNICATIONS RESEARCH)

GR-78-CORE                 Generic Requirements for the Physical Design and Manufacture of
                           Telecommunications Products and Equipment, Issue 1, September 1997

TR-332                     Reliability Prediction Procedure, Issue 6, September 1997

TR-NWT-000357              Generic Requirements for Assuring the Reliability of Components used in Telecommunications Equipment, Issue 2, December 1993

GR-63-CORE                 Network Equipment Building Standard, Issue 1, October 1995

TR-NWT-000029              Service Control Point Node Generic Requirements, Issue 1, September
                           1990

TR-NWT-000284              Reliability and Quality Switching Systems Generic Requirements, Issue
                           2, December 1993

GR-1252-CORE               Quality System Generic Requirements for Hardware, Issue 1, May 1995

GR-1089-CORE               Electromagnetic Compatibility and Electrical Safety - Generic Criteria
                           for Network Telecommunications Equipment, Issue 2, November 1997

ALCATEL USA

                         Label, Software Shutdown
                         Label, Servicing
003-6601-014             DSC Packaging Specification
004-6100-007             Paint, Polyurethane, Black, Textured
004-6100-013             Process Specification, Conductive Coating
004-8003-001             DSC Derating Guidelines
004-8003-100             DSC Workmanship Standards Manual 1 - PCB Assembly Requirements
004-8208-192             Supplier Quality Systems Requirements Specification
007-0000-071             Approved Vendor List (AVL) Procedure
007-0000-115             Supplier Product Change Notice & Discontinuance (Obsolescence) Notice
                         Procedure
007-0000-130             Supplier Product Change Notice Procedure
153-3002-001             Label, Silver, Adhesive Backed, Serial Number
259-0000-000             General Specification for OEM Equipment
400-0002-179             Label, Caution, Power, Disk Drive
8BD 0000 1000 QRZZA      Quality Manual, Revision 6, August 1999
3EM 04772 xxxx UDZZA     Specific configurations

Requirements

GENERAL

             The IPU is a highly reliable, SPARC based processing platform that simultaneously supports multiple database-related Intelligent Network services, intended to support a large subscriber base and to provide a high number of Transactions Per Second (TPS).

             All major IPU components are Field Replaceable Units (FRUs) from the front with the exception of the cPCI cards. The cPCI cards are accessible from the rear of the IPU.

             The IPU consists of a SPARC based motherboard and CPU(s) along with the necessary memory, disks, tape drive, and CDROM drive. In addition to these basic compute and storage needs, the necessary cooling and alarming are designed in to meet the environmental, operational, and regulatory requirements of a CO.

             The FAST IPU is designed for deployment in N+1 configurations and is not considered to be "Fault Tolerant".

Order of Precedence

             In the event of a conflict between the text of this specification and the references cited herein, the precedence in which the requirements shall govern, in descending order, is as follows:

                 A.  This specification.
                 B. Documents referenced in the Applicable documents Section of this document utilizing the revision in effect at the time of placement of the Alcatel purchase order.

Approved Suppliers

             Parts furnished under this specification shall be purchased from suppliers in accordance with the Approved Vendor List Procedure, 007-0000-071.

             Supplier names and part numbers listed in this document are for reference only, unless they have no associated Alcatel part number.

Characteristics

             The electrical and mechanical characteristics shall be in accordance with those published by the approved manufacturer for the device or part specified herein and as contained in the attachments. A change in the published information, made after the date of listing on the AVL, is considered a change of process and is subject to the same notification requirements as defined in the Supplier Product Change Notice Procedure, 007-0000-130 or 007-0000-115.

Special or Critical Requirements

             In the event a special or critical requirement is identified, that requirement will be noted and documented herein.

             The manufacturer shall supply a detailed specification for each FRU assembly to Alcatel USA. This specification shall include, as a minimum:
                 1.  Reliability report
                 2.  Schematic
                 3.  Functional Description
                 4.  Parts List
                 5.  Fabrication Drawing
                 6.  Assembly Drawing
                 7.  Test Specification
                 8.  Qualification Test Report

GENERAL IPU CONFIGURATION

Hardware

             IPUs are configured for a 24-inch rack mount chassis. This section details all of the possible subassemblies that can be used within the chassis. The exact configuration of the IPU will be handled by individual Alcatel USA part numbers.
             See Alcatel specification 3EM 04772 xxxx UDZZA for the specific configurations.

-----------------------------------------------------------------------------------------------------------------------
Manuf.              Manuf.  PN         Alcatel PN                 Description                                   Qty
-----------------------------------------------------------------------------------------------------------------------
PDSI                880-8109          3EM 04662 AA                4U Rackmount Enclosure Assembly                1
-----------------------------------------------------------------------------------------------------------------------
PDSI                880-8100          3EM 04652 AA                AXmp+C Main Motherboard Assembly               1
-----------------------------------------------------------------------------------------------------------------------
PDSI                *                 *                           UltraSPARC II processor module              Up to 4
-----------------------------------------------------------------------------------------------------------------------
PDSI                *                 *                           Kit Memory DIMMs                             4 or 8
-----------------------------------------------------------------------------------------------------------------------
PDSI                *                 *                           Hard Disk Drive Assembly                     1 or 2
-----------------------------------------------------------------------------------------------------------------------
PDSI                *                 *                           DAT Tape Drive Assembly                        1
-----------------------------------------------------------------------------------------------------------------------
PDSI                *                 *                           CDROM Drive Assembly                           1
-----------------------------------------------------------------------------------------------------------------------
PDSI                880-8101          3EM 04621 AA                Power Supply Assembly                          1
-----------------------------------------------------------------------------------------------------------------------
PDSI                270-8115          3EM 04621 AB                Power Supply Air Deflector Assembly            1
-----------------------------------------------------------------------------------------------------------------------
PDSI                880-8102          3EM 04549 AA                Alarm Assembly                                 1
-----------------------------------------------------------------------------------------------------------------------
PDSI                880-8106          3EM 04653 AA                Cooling Fan Assembly                           1
-----------------------------------------------------------------------------------------------------------------------
PDSI                880-8107          3EM 04654 AA                Air Filter Assembly                            1
-----------------------------------------------------------------------------------------------------------------------

   *  see the tables in the following paragraphs

                          Table 1. Major IPU Components

PROCESSOR MODULE

             The motherboard shall be capable of accommodating the UltraSPARC II family of processor modules.

------------------------------------------------------------------------------------------------------------
Manuf.           Manuf. PN                 Alcatel PN             Description
------------------------------------------------------------------------------------------------------------
PDSI             501-4849                  3EM 04650 AA           UltraSPARC II processor module, 300MHz,
                                                                  2MB cache
------------------------------------------------------------------------------------------------------------
SUN              TBD                       TBD                    UltraSPARC II processor module, 400MHz,
                                                                  2MB cache
------------------------------------------------------------------------------------------------------------
PDSI             501-5420                  3EM 04650 AB           UltraSPARC II processor module, 400MHz,
                                                                  4MB cache
------------------------------------------------------------------------------------------------------------

                       Table 2. Approved Processor Modules

MEMORY MODULES

             The system shall have two banks of memory. Each bank shall support 8 DIMM memory modules, for a total of 16 memory modules. The system minimum memory configuration is 512MB (eight 64MB). The maximum memory configuration is 4096MB (sixteen 256MB).

             Note:    The 64MB DIMMs are not recommended, thus no part number
             information is given here.

------------------------------------------------------------------------------------------------------------
Manuf.          Manuf. PN         Alcatel PN                      Description
------------------------------------------------------------------------------------------------------------
PDSI            880-8121          3EM 04651 AB                    256MB DIMM Memory Kit (two 128MB
                                                                  sticks)
------------------------------------------------------------------------------------------------------------
PDSI            880-8108          3EM 04651 AA                    512MB DIMM Memory Kit (two 256MB
                                                                  sticks)
------------------------------------------------------------------------------------------------------------

                         Table 3. Approved Memory DIMMs

SCSI DEVICES

             The SCSI devices shall be installed in the chassis as shown in Figure 2. All devices shall be of type Ultra Wide SCSI (16 bit, 40MB/s). The SCSI IDs shall be set according to the following table. Termination resistors shall not be installed on any of the SCSI devices.

                      --------------------------------------------
                       SCSI Device                       SCSI ID
                      --------------------------------------------
                       Disk 1  (boot)                       0
                      --------------------------------------------
                       Disk 2  (application)                1
                      --------------------------------------------
                       Tape                                 4
                      --------------------------------------------
                       CDROM                                6
                      --------------------------------------------

                              Table 4. SCSI Device IDs

             The SCSI IDs shall be easily set using a rotary switch located on the shuttle assembly.

Hard Disk Drives

             The IPU shall use SCSI hard disk drive(s) that have passed the required Alcatel USA qualification process and shall be capable of no less than 9GB in storage capacity. A minimum of two shuttle bays shall be provided exclusively for the use of disk storage. The hard disk shall be mounted on a shuttle and removable from the front of the IPU for ease of servicing. The disk drives shall be capable of working with the Solaris operating system from SUN.

---------------------------------------------------------------------------------------------------------------
Manufacturer            Manuf. PN         Alcatel PN                   Description
---------------------------------------------------------------------------------------------------------------
PDSI                    880-8104          3EM 04622 AB                 9GB SCSI Disk Drive Assembly
---------------------------------------------------------------------------------------------------------------
PDSI                    880-8120          3EM 04622 AA                 18GB SCSI Disk Drive Assembly
---------------------------------------------------------------------------------------------------------------

                       Table 5. Approved Hard Disk Drives

Tape Drive

             The IPU shall optionally be equipped with a SCSI 4mm DDS-3 tape drive that has passed the required Alcatel USA qualification process and shall be capable of no less than 8GB in storage capacity. The tape drive shall be mounted on a shuttle and removable from the front of the IPU for ease of servicing. The tape drive shall be capable of working with the Solaris operating system from SUN.

-------------------------------------------------------------------------------
Manufacturer         Manuf. PN         Alcatel PN          Description
-------------------------------------------------------------------------------
PDSI                 880-8105          3EM 04640 AA        24GB DDS3 DAT Tape
                                                           Drive Assembly
-------------------------------------------------------------------------------

                          Table 6. Approved Tape Drives

CDROM Drive

             The IPU shall optionally be equipped with a SCSI CDROM drive that has passed the required Alcatel USA qualification process. The CDROM drive shall be mounted on a shuttle and removable from the front of the IPU for ease of servicing. The CDROM drive shall be capable of working with the Solaris operating system from SUN.

-------------------------------------------------------------------------------
Manuf.          Manuf. PN             Alcatel PN             Description
-------------------------------------------------------------------------------
PDSI            880-8103              3EM 04644 AA           40X CD-ROM
                                                             Drive Assembly
-------------------------------------------------------------------------------

                         Table 7. Approved CDROM Drives

COMPACT PCI CARDS

             The IPU shall optionally be equipped with up to four (4) cPCI cards that have passed the required Alcatel USA qualification process. The cPCI cards are removable from the rear of the IPU. Each card shall be supplied with the corresponding driver software. See Figure 3 for the location of the cPCI slots.

-------------------------------------------------------------------------------
Manuf.         Manuf. PN         Alcatel PN             Description
-------------------------------------------------------------------------------
PDSI           880-8112          3EM 04661 AA           Intraserver Quad
                                                        Ethernet, Dual SCSI
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTE: The PDSI cPCI backplane accommodates 5 cPCI cards. The Intraserver card occupies the first slot leaving 4 slots available.

                          Table 8. Approved cPCI Cards

Software

OPERATING SYSTEM

             IPUs are supported with standard SUN Solarus operating system software products. One of the Run Time Licenses for the following software packages listed below, are to be supplied with each unit. The version shall be indicated on the Alcatel purchase order.

-------------------------------------------------------------------------------
Manuf.         Manuf. PN         Alcatel PN         Description
-------------------------------------------------------------------------------
PDSI           600-3811          TBD                Solaris release 2.5.1 with
                                                    patches (Y2K)
-------------------------------------------------------------------------------
PDSI           600-3904          TBD                Solaris release 2.6
-------------------------------------------------------------------------------
PDSI           600-3920          TBD                Solaris release 7
-------------------------------------------------------------------------------

                   Table 9. Included Operating System Software

MANUFACTURER SPECIFIC SOFTWARE

             The manufacturer shall supply all driver and related software for all parts associated with the device which are not part of the Solaris software. These can include but are not limited by, specific alarm software, specific cPCI card driver software.

-------------------------------------------------------------------------------
Manuf.         Manuf. PN         Alcatel PN         Description
-------------------------------------------------------------------------------
PDSI           600-3926          TBD                PDSI patches and alarm
                                                    software
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    Table 10. Manufacturer Specific Software

Disk Partitioning

             The disk drive partitioning is subject to the software load to be installed on the IPU. The software loading procedure for each load will list the partitioning information for each of the disk drives included in the IPU.

ELECTRICAL REQUIREMENTS

Input Power

             The IPU shall have two external -48VDC inputs for power sources. The IPU shall be able to operate over an input range from -42 to -56 volts. Even though the primary inputs may feed into a single power supply, the inputs must be isolated to prevent a failure of one input upon the loss of the other. In normal operation, the two power sources shall operate in a load sharing mode. Upon the failure of one power input, the other power input shall assume the entire load for the chassis.

             Each of the two power inputs shall be located in separate connectors located on the back of the IPU, see Figure 3.

             Isolated test points shall be placed on the back of the IPU to measure the difference in voltage between the two power inputs and the point where the two sources are internally combined to feed the single power supply, see Figure 3.

Internal Power Capacity

             The IPU power supply shall be able to supply all of the subassemblies with the proper voltages and current that each subassembly requires. Sufficient over-capacity should be available for future growth of the IPU peripherals.

Grounding

             Logic ground, chassis ground, and the -48V return shall be isolated from each other. Peripherals such as disk drives that have metal enclosures connected to logic ground shall be isolated from the disk shuttles to prevent a connection to frame ground.

             The grounding terminal for logic ground shall be located at the center pin of both of the -48V power entry connectors, see Figure 3.

             The grounding terminal for each -48V return shall be located at the third pin of both of the -48V power entry connectors, see Figure 3.

             The IPU shall have a chassis (frame) ground terminal located on the back of the IPU. This terminal shall have an 12 inch long, green #14 AWG wire attached terminating with a #10 ring lug (AMP part number 34161 or equivalent).

Circuit Breakers

             Each -48V power input shall have a slow trip circuit breaker with a capacity of 20 Amps. The breakers shall have a toggle switch which will allow the breakers to be opened manually, see Figure 3. The breakers will indicate through a separate pair of contacts if the circuit breaker has tripped. The breaker sense contacts shall be normally closed when the breakers are conducting current. When tripped, the breaker sense line shall show an open state. (Airpax IEL series with auxiliary switch or equivalent with 80VDC capability shall be used.) A switch guard is required that will prevent accidental movement of the breaker on/off switch by personnel.

ALARMS

             NOTE:  THERE SHALL BE NO AUDIBLE ALARM ON THE IPU.

             The IPU shall provide dry contact closure interfaces for the following alarms.

                1.    Fan alarm
                2.    Power Input / Breaker Fail alarm
                3.    Power output Fail alarm
                4.    Processor Fail alarm
                5.    Alarm Board Fail alarm

             The alarms shall be energized to a closed state during normal operation. Whenever a failure state occurs, the interface shall assume an open state. If input power fails, all alarm contacts assume an open state. All alarms shall be placed in a connector located on the back of the IPU, see Figure 3.

Fan Alarm

             The fan alarm circuit shall normally remain closed unless a failure with one or more of the IPU fans is detected. When a fan failure is detected, the fan alarm circuit shall assume an open state. When the condition clears, the alarm will automatically reset.

Power Input / Breaker Fail Alarm

             The power input / breaker fail alarm circuit shall normally remain closed unless a failure is detected on one or both of the -48V inputs, or at a sense point after the diode OR'ing, or on one or both of the power breakers. When a power input / breaker failure is detected, the power input / breaker fail alarm circuit shall assume an open state. When the condition clears, the alarm will automatically reset.

Power Output Fail Alarm

             The power output fail alarm circuit shall normally remain closed unless a failure or out of tolerance condition is detected on any of the internal DC power supply output voltages. When an internal power fault or out of tolerance condition is detected, the power output fail alarm circuit shall assume an open state. When the condition clears, the alarm board circuitry will initiate a restart to re-evaluate the alarm conditions. This alarm circuit is intended to monitor only the internal IPU power supply.

OUT OF TOLERANCE LEVELS

             Out of tolerance level for the power supply are defined as follows:
-----------------------------------------------------------
DC Voltage             Out of Tolerance Levels
-----------------------------------------------------------
* |3.3|                **** +/-  3%
-----------------------------------------------------------
+3.3                   **** +/-  3%
-----------------------------------------------------------
+5                     **** +/-  5%
-----------------------------------------------------------
-5                     **** +/-  5%
-----------------------------------------------------------
+12                    **** +/-  5%
-----------------------------------------------------------
-12                    **** +/-  5%
-----------------------------------------------------------
** |12|                **** +/-  5%
-----------------------------------------------------------

                  Table 11. DC Voltage Out of Tolerance Levels

Processor Fail Alarm

             The processor fail alarm circuit shall normally remain closed unless an abnormal condition within the processor is detected. When an abnormal condition is detected, the processor fail alarm shall assume an open state. When the condition clears, the alarm will automatically reset.

             The alarm card shall have a watchdog timer circuit to monitor processor activity. During normal operation, the processor sends a heartbeat (keep-alive signal) via a daemon background program to the alarm card, preventing the watchdog timer from expiring. When a processor failure occurs, the heartbeat signal stops. The alarm card will no longer detect the heartbeat signal from the processor, and declares the alarm.

/1/ * represents less then
/2/ ** represents greater then
/3/ **** represents greater then equal to

Alarm Board Fail Alarm

             The alarm board fail alarm circuit shall normally remain closed unless an failure condition is detected. This can be implemented by a watchdog timer which is periodically reset by onboard firmware. If the alarm board fails, the watchdog timer will expire and the circuit will assume an open state. When the condition clears, the alarm will automatically reset.

             Depending upon the implementation, this alarm may not be required. For instance, a card containing only alarm sensing with no intelligence.

Programmable Time Intervals

             The alarm card shall have three programmable time intervals. The time intervals may be set using jumpers or switches. The preferred method is via a command from the processor. An ASCII file on disk can be used by the processor to set the time intervals.

             The timing of the signals shall be +/-10% or better.

STANDBY-TO-ACTIVE

             The Standby-to-Active (S2A) time is the amount of time that the alarm card will remain in the standby state waiting for a CPU heartbeat. The settings shall be 10-180 seconds at 10 second intervals. The default time shall be 180 seconds.

PROCESSOR HEARTBEAT CHECK

             The Processor Heartbeat Check (PHC) time is the amount of time that the alarm card will wait between checking for a received heartbeat signal from the processor. The settings shall be 10-60 seconds at 10 second intervals. The default time shall be 60 seconds.

RESET DELAY TIME

             The Reset Delay Time (RDT) is the amount of time the alarm card will wait between the receipt of a reset signal (and issuance of a halt signal to the processor) and the application of the hardware reset. The setting shall be 30-240 seconds at 30 second intervals. The default time shall be 120 seconds.

EXTERNAL RESETS

Push Button Resets

SYSTEM RESET

             The IPU shall contain an external system reset push button switch. The location may be either on the front or on the back of the IPU. Activating this switch shall cause the reset protocol listed below to be executed. A switch guard is required that will prevent accidental movement of the system reset push button switch.

ALARM CARD RESET

             The IPU shall contain an alarm card reset push button switch. The location may be either on the front or on the back of the IPU. Activating this switch shall cause the alarm card to execute a power up restart. A switch guard is required that will prevent accidental movement of the alarm card reset push button switch.

             Depending upon the implementation, the alarm card reset switch may not be required. For instance, a card containing only alarm sensing with no intelligence.

External Reset

             The IPU shall provide a means to externally initiate a system reset via either of two system reset interfaces located in the same connector with the alarms on the back of the IPU. The IPU shall reboot, following the reset protocol listed below, whenever a reset signal is detected on either of the two reset interfaces.

             Each reset interface has two signals; RESET and RESET RETURN. There are currently two different implementation of the driver circuit, see Figure 3. The recommendation is to use a TTL compatible input with a pullup resistor and logic ground as the interface for each of the two reset circuits.

Reset Protocol

             Upon assertion of one of the system reset inputs for 150 milliseconds or longer, the follow procedure will be performed.

             1. The alarm card detects and validates the system reset switch or one of the external system reset inputs.
             2. The alarm card issue a HALT message to the processor for an orderly system shutdown.
             3. The alarm card wait for the pre-programmed (or default) Reset Delay Time to allow for the completion of file synchronization.
             4. The alarm card applies the appropriate hardware reset to the main IPU board to reset all CPUs.
             5.       The alarm card restarts it's on-board firmware.
             6.       The system initiate a normal power-up sequence.

DISPLAYS

             The IPU shall provide, as a minimum, the following indicators. See Figure 2.

             1.  Fan Alarm          Indicator located on the front panel of the
                                    IPU shall be green for normal condition
                                    and red whenever a fan failure is
                                    detected.
             2.  Power Input Alarm  Indicator located on the front panel of the
                                    IPU shall be green for normal condition
                                    and red whenever any circuit breaker or
                                    power input to the IPU has failed.
             3.  Power Output Alarm Indicator located on the front panel of the
                                    IPU shall be green for normal condition
                                    and red whenever an internal power fail
                                    condition is detected.
             4.  Activity Status    Indicator located on the front panel of the
                                    IPU shall be green for normal condition
                                    and red whenever a failure condition
                                    within the processor unit is detected.
             5.  Standby Status     Amber indicator located on the front panel
                                    of the IPU shall be lit whenever the
                                    processor is assigned to the standby
                                    state.
             6.  Power Indicator    Green indicator located on the back panel
                                    of the IPU shall be lit whenever -48V is
                                    applied to the internal power supply.
             7.  Alarm Card         Indicator located on the front panel of the
                                    IPU shall be green for normal condition
                                    and red whenever the alarm card has
                                    failed

Lamp Test

             The IPU shall contain a lamp test button located on the front panel that will turn all of the single colored lamps on the front panel "on" and "off" while pushed. Also, all multicolored lamps will alternate through the various colors and "off" while the button is pushed.

PHYSICAL INTERFACE REQUIREMENTS

             All of the physical interface connections shall be located on the rear of the chassis. See Figure 3.

Power

             Connectors J2-A (-48V "A") and J3-B (-48V "B") are for the DC power input and shall be polarized three pin AMP Mate-N-Lok connectors. Pin assignments shall be as follows:

                   Pin 1.       -48 volts
                   Pin 2.       Logic ground
                   Pin 3.       -48 volt return

             The following AMP part numbers or equivalent shall be used:
                   Housing               770025-1
                   Crimp Socket          193797-1

             The mating AMP connector part number is:
                   Mating Housing                 770018-1
                   Mating Crimp Pin               193796-1  (for 10 AWG wire)

             Each DC power input shall be protected by a circuit breaker as specified in the Circuit Breakers Section.

Test Points

             Isolated test points for each DC power input and for the point where the two input sources are combined are available at the back of the IPU. Standard test probes may be used.

Alarms and External Resets

             All alarm outputs and the two reset inputs shall be placed in a single 15 pin "D" type female connector with 4-40 screw lock fasteners. The following AMP part number is currently used as the Alcatel mating connector:

                  Mating Connector  AMP PN  747322-3

             The pinout of the Alarm/Reset connector shall be as follows:

    Pin No.      Signal Name
    ------       -----------
       1         Fan Alarm
       2         Fan Alarm Return
       3         Power Input/Breaker Alarm
       4         Power Input/Breaker Alarm Return
       5         Processor Alarm
       6         Processor Alarm Return
       7         Power Output Alarm
       8         Power Output Alarm Return
       9         Alarm Board Failure
       10        Alarm Board Failure Return
       11        Reset 1
       12        Reset 1 Return
       13        Reset 2
       14        Reset 2 Return
       15        No connection

Serial Ports

             The IPU shall have four (4) serial ports located on the rear of the chassis. Two ports are programmable to operate in synchronous mode or asynchronous mode, while two are only asynchronous. In asynchronous mode, each port is independently programmable to operate at various baud rates. In synchronous mode, either a programmable clock or an external clock source may be used.

             Each port shall be an RS-232 DTE device interfaced with a standard 25 pin `D' type female connector with 4-40 screw lock fasteners. The following signals shall be supported:

-------------------------------------------------------------------------
PIN          SIGNAL NAME                 PIN         SIGNAL NAME
-------------------------------------------------------------------------
1                                        14
-------------------------------------------------------------------------
2            TXD                         15          TRXC  *
-------------------------------------------------------------------------
3            RXD                         16
-------------------------------------------------------------------------
4            RTS                         17          RXC  *
-------------------------------------------------------------------------
5            CTS                         18
-------------------------------------------------------------------------
6            DSR                         19
-------------------------------------------------------------------------
7            Logic Ground                20          DTR
-------------------------------------------------------------------------
8            DCD                         21
-------------------------------------------------------------------------
9                                        22
-------------------------------------------------------------------------
10                                       23
-------------------------------------------------------------------------
11           +12 Volts                   24          TXC  *
-------------------------------------------------------------------------
12           +12 Volt Return             25
-------------------------------------------------------------------------
13
-------------------------------------------------------------------------
                           * for synchronous ports only
             Note : Pins without signal names have no connection.

                        Table 12. Serial Port Connections

             The +12 Volt connections are to provide power for an external optical isolator. The estimated maximum current draw is 0.030 amps. There shall be a jumper option to disconnect the power from these pins.

LAN Ports

             The IPU shall have four (4) 10/100-Base-T(x) ethernet ports located on the rear of the chassis. Each port shall support auto sensing for speed independent of the other ports. Speed sensing is performed in accordance with the IEEE 802.3u auto-negotiation standard.

             The connector for each port shall be a shielded, 8 position, RJ-45 female connector. The connector shall mate with AMP PN 5-569542-*.

SCSI Ports

             The IPU shall have two (2) Ultra Wide SCSI ports (16bit, 40MB/s,) located at the rear of the chassis. Each port shall be configurable for either single-ended or differential operation. Each connector is a 68 pin high density `D' connector compatible with the SCSI-2 specification such as AMP PN 749076-7. Each port shall be capable of driving up to 16 devices with a total cable length not to exceed 3 meters.

             Each of the two SCSI ports shall be an independent SCSI port. Each of the initiator IDs shall be easily set by separate jumpers or switches to any of the possible 16 device IDs.

             A jumper option shall allow for the enabling/disabling of the SCSI termination. A second shall allow for the enabling/disabling of termination power.

OPTIONAL JUMPERS/TERMINATORS

Hard Disk Drive Configuration

             The disk drives shall have the following jumper configuration.

-------------------------------------------------
Function                          Position
-------------------------------------------------
External LED                      Not used
-------------------------------------------------
SCSI Parity                       Enabled
-------------------------------------------------
Delay Start 6/12                  Disabled
-------------------------------------------------
Auto Start Delay                  Disabled
-------------------------------------------------
Enable TI-SDTR                    Disabled
-------------------------------------------------
Unit Attention                    Disabled
-------------------------------------------------
SCSI Terminator                   Disabled
-------------------------------------------------
Auto Spin Up                      Enabled
-------------------------------------------------
SCSI ID                           *
-------------------------------------------------
                     * Specified in the SCSI Devices Section

                     Table 13. Hard Disk Drive Configuration

Compact PCI Cards

             To Be Determined

MECHANICAL REQUIREMENTS

Dimensions

             Overall dimensions are shown in Figure 1. The front panel dimensions are for a four (4) RETMA UNIT panel in accordance with ANSI/EIA Standard 310.

             The following tolerances shall apply unless otherwise specified:

                  Two decimal places         +/- 0.02"
                  Three decimal places       +/- 0.010"
                  Angles                            +/- 1 degree
                  Up to 0.250" hole size     +/- 0.003"
                  Above 0.250" hole size     +/- 0.005"

             All dimensions are in inches and include applied finishes

             All burrs and sharp edges shall be removed prior to finishes being applied.

Materials

             Metallic materials shall be selected using good engineering judgment.

             Non-metallic materials shall be flame rated V-0 in accordance with UL94. Refer to GR-63-CORE Section 4.3 Fire Resistance.

Finishes

             Surface finishes shall be in accordance with MIL-F-14072, and shall be "Alcatel Black" in accordance with Alcatel specification 004-6100-007.

             For areas requiring metal to metal electrical contact for safety, EMI, or ESD purposes; masking over conductive areas is required prior to the paint application including contacts between the front panel and mounting rails per 004-6100-013 or equivalent as approved by Alcatel engineering.

MARKING

             Part and subassembly marking shall be in accordance with MIL-STD-130.

             Each FRU shall be marked with the Alcatel USA part number and serial number.

             All interface connectors and lugs shall be marked with the appropriate reference designator or function as shown in Figure 3.

             The manufacturer shall apply an identification label (or silkscreen) to each IPU. This label shall be located of the back of the IPU as show in Figure 3, and shall include a minimum of the Alcatel USA part number, the revision level to which the IPU was built, the manufacturer's name, a unique serial number, the date of manufacture, and the appropriate agency approvals. See Figure 3.

             The manufacturer shall leave blank areas on the back of the unit as shown in Figure 3. These are for Alcatel's use.

             No corporate logo shall be visible from the front of the IPU.

AIR FLOW

             The IPU shall be capable of operating at the conditions stated in the Environmental Requirements section.

             The fan (if required) shall be fitted with filters which have a minimum dust arrestance of 80% and a minimum fire rating of Class 2 in accordance with Section 8.1.3.3 of GR-78-CORE. The fan filters shall be accessible from the front of the unit, and shall be easily removable for cleaning or replacement without shutting down the IPU.

             The cooling air flow shall be from right to left when view from the front of the IPU.

ENVIRONMENTAL REQUIREMENTS

             The IPU shall conform to the requirements specified in the following table.

--------------------------------------------------------------------------------------------------------------------------------
CONDITIONS                                LIMITS                                                       Ext. Ref.
--------------------------------------------------------------------------------------------------------------------------------
Spatial                                   NEBS 2000 Framework Criteria                                 GR-63, Sec. 2&3
--------------------------------------------------------------------------------------------------------------------------------
Operating Temperature                     +41/Degree/F to +104/Degree/F                                GR-63, Sec. 4.1.2
                                          +5/Degree/C to +40/Degree/C
--------------------------------------------------------------------------------------------------------------------------------
System Short Term Temperature             +23/Degree/F to +122/Degree/F                                GR-63, Sec. 4.1.2
(**** 96 consecutive hours)               -5/Degree/C to +50/Degree/C
--------------------------------------------------------------------------------------------------------------------------------
Non-operating Temperature                 -40/Degree/F to +158/Degree/F                                GR-63, Sec. 4.1.1
(**** 72 consecutive hours)               -40/Degree/C to +70/Degree/C
--------------------------------------------------------------------------------------------------------------------------------
Operating Maximum Rate of Temp            54/Degree/F per hour                                         GR-63, Sec. 4.1.2
Change                                    30/Degree/C per hour
--------------------------------------------------------------------------------------------------------------------------------
Operating Relative Humidity               5% to 85%                                                    GR-63, Sec. 4.1.2
--------------------------------------------------------------------------------------------------------------------------------
Short Term Relative Humidity              5% to 90% and *0.024 lbs of water per lb of dry air          GR-63, Sec. 4.1.2
--------------------------------------------------------------------------------------------------------------------------------
Non-operating Relative Humidity           90% to 95% for 96 hrs at 40/Degree/C                         GR-63, Sec. 4.1.1
--------------------------------------------------------------------------------------------------------------------------------
Heat Dissipation                          1450 W/m/2/  (134.7 W/ft/2/) - convection cooled             GR-63, Sec. 4.1.4
                                          1950 W/m/2/ (181.2 W/ft/2/) - internal forced fan air
                                          Aisle-facing surface *** 38/Degree/C (100/Degree/F)
--------------------------------------------------------------------------------------------------------------------------------
Altitude                                  60 m (197 ft/ below sea level to 4000m (13,125 ft) above     GR-63, Sec. 4.1.3
                                          sea level at 50/Degree/C
--------------------------------------------------------------------------------------------------------------------------------
Fire Resistant Materials                  Composite oxygen index of 28% or greater and rated UL        GR-63, Sec. 4.2.3
                                          standard 94V-1 or better of ignitability
--------------------------------------------------------------------------------------------------------------------------------
Unpackaged Shock                          0 to *10 kg (0 to *22 lb):             100mm (3.9 in ) drop  GR-63, Sec. 4.3.2
                                          10 to *25 kg (22 to *55.1 lb):         75 mm (3 in) drop
                                          25 to *50 kg (55.1 to *110.2 lb):      50 mm (2 in) drop
                                          50  kg or greater:                     25 mm (1 in) drop

--------------------------------------------------------------------------------------------------------------------------------
Packaged Shock (Circuit packs and         0 to *10 kg (0 to *22 lb):             750mm                 GR-63, Sec. 4.3.1.1
other indiv. Components * 100 kg),        (29.5 in ) drop
non-palletized)                           10 to *25 kg (22 to *55.1 lb):         600 mm (23.6 in) drop

                                          25 to *50 kg (55.1 to *110.2 lb):      525 mm (20.7 in) drop

                                          50 to *100 kg (110.2 to *220.5 lb):    450 mm (18.5 in) drop
--------------------------------------------------------------------------------------------------------------------------------
Packaged Shock (components **** 100kg     * 450 kg (992 lb): 300 mm (11.8 in) drop                     GR-63, Sec. 4.3.1.2
(frames), or palletized)                  **** 450 kg (992 lb): 150 mm (5.9 in) drop
--------------------------------------------------------------------------------------------------------------------------------
Transportation Vibration                  Refer to GR-63-CORE, Sec. 4.4.4 for pattern of 5-500Hz,      GR-63, Sec. 4.4.4
                                          0.5g-3.0g vibration
--------------------------------------------------------------------------------------------------------------------------------
Earthquake                                Zone 4                                                       GR-63, Sec. 4.4.1
--------------------------------------------------------------------------------------------------------------------------------
Office Vibration                          0.1g from 5-100Hz                                            GR-63, Sec. 4.4.3
--------------------------------------------------------------------------------------------------------------------------------
Acoustic Noise                            *** 60 dBA                                                   GR-63, Sec. 4.6
--------------------------------------------------------------------------------------------------------------------------------
Airborne Contaminants                     Refer to GR-63-CORE, Sec. 4.5                                GR-63, Sec. 4.5
--------------------------------------------------------------------------------------------------------------------------------
Illumination                                                                                           GR-63, Sec. 4.7
--------------------------------------------------------------------------------------------------------------------------------
Board Level ESD                           8Kv & 15Kv                                                   GR-78, Sec. 9.4
--------------------------------------------------------------------------------------------------------------------------------

                      Table 14. Environmental Requirements

*    represents less than
**   represents greater than
***  represents less than or equal to
**** represents greater than or equal to

ELECTROMAGNETIC COMPATIBILITY

             The following table contains criteria covering Electromagnetic Compatibility (EMC) necessary for equipment to perform reliably and safely in a telephone network environment.

--------------------------------------------------------------------------------
DOMESTIC REQUIREMENTS:
--------------------------------------------------------------------------------
FCC PART 15, SUBPART B, Class A                     (class B is an objective)
--------------------------------------------------------------------------------
FCC PART 68 *
--------------------------------------------------------------------------------
BELLCORE GR-1089-CORE;
--------------------------------------------------------------------------------
          Section 2              Electrostatic Discharge, (ESD)
--------------------------------------------------------------------------------
          Section 3              Electromagnetic Interference
--------------------------------------------------------------------------------
          Section 4              Lightning and AC Power Fault
--------------------------------------------------------------------------------
          Section 5              Steady State Power Induction
--------------------------------------------------------------------------------
          Section 6              DC Potential Difference
--------------------------------------------------------------------------------
EUROPEAN REQUIREMENTS:
--------------------------------------------------------------------------------
EN55022, ETS 300 386-1 sub-clause 7.2.3; Radiated Emissions,
Class A(Required);        Class B (Objective)
--------------------------------------------------------------------------------
EN50082-1; Generic Immunity Standard Part 1: Domestic, Commercial & Light
           Industry
--------------------------------------------------------------------------------
IEC 1000-4-2, Level 4           Electrostatic Discharge (ESD)
--------------------------------------------------------------------------------
IEC 1000-4-3, Level 2           Radiated Immunity
--------------------------------------------------------------------------------
IEC 1000-4-4, Level 2           Fast Transient Immunity
--------------------------------------------------------------------------------
EN 61000-4-5, Level 2, ETS 300 386-1 sub-clause 6.4.2; Surge Immunity
--------------------------------------------------------------------------------
EN 61000-4-6, Level 2           Conducted Immunity
--------------------------------------------------------------------------------
EN 61000-4-11(1994):   Voltage dips, short interruptions and voltage
                       variations; Immunity tests.
--------------------------------------------------------------------------------
ITU-T Recommendation K.20 (1993):        Resistibility of telecommunications
                                         switching equipment to over-voltages
                                         and over-currents.
--------------------------------------------------------------------------------
ETS 300 132-2 (1996):     Equipment Engineering; Power supply interface at the
                          input to telecommunications equipment Part 2:
                          Operated by Direct Current (DC).
--------------------------------------------------------------------------------
ETS 300 386-1 & -2   Telecommunication network equipment EMC requirements *
--------------------------------------------------------------------------------
ETS 300 126 ISDN EMC requirements *
--------------------------------------------------------------------------------
Australian Requirements:
--------------------------------------------------------------------------------
AS/NZS 3548
--------------------------------------------------------------------------------
International Requirements:
--------------------------------------------------------------------------------
CISPR 22, Class A            (class B is an objective)
--------------------------------------------------------------------------------
ITU-T Recommendation K.27 (05/96); Protection against interference: Bonding configurations & earthing inside a telecommunications building.
--------------------------------------------------------------------------------
NOTE:     * Indicates additional requirements for products connected directly to the public Telecommunication network
--------------------------------------------------------------------------------
                  Table 15. Electromagnetic Compatibility (EMC)

PRODUCT SAFETY

             The following table contains criteria covering electrical safety necessary for equipment to perform reliably and safely in a telephone network environment.
---------------------------------------------------------------
Product Safety
---------------------------------------------------------------
Domestic Requirements:
---------------------------------------------------------------
CSA 22.2 NO. 950 - 95
---------------------------------------------------------------
UL 1950  THIRD EDITION
---------------------------------------------------------------
BELLCORE GR-1089-CORE, Section 7, Electrical Safety Criteria
---------------------------------------------------------------
European Requirements:
---------------------------------------------------------------
EN 60950 with amendments A1, A2 & A3.
---------------------------------------------------------------
International Requirements:
---------------------------------------------------------------
IEC 950 with amendments A1, A2, & A3
---------------------------------------------------------------
---------------------------------------------------------------
Bonding and Grounding
---------------------------------------------------------------
Domestic Requirements:
---------------------------------------------------------------
BELLCORE GR-1089-CORE
---------------------------------------------------------------
    Section 8                  Corrosion
---------------------------------------------------------------
    Section 9                  Bonding and Grounding
---------------------------------------------------------------
European and International Requirements:
---------------------------------------------------------------
ETS 300 253
---------------------------------------------------------------

                  Table 16. Product Safety Requirements

PRODUCT CHANGE NOTICE

             The manufacturer is required to provide written notification to Alcatel USA prior to delivery of any device that has undergone a product change that has been implemented after the device has been qualified. Alcatel USA will determine the testing necessary to retain qualification status. A product change shall be considered any change affecting one or more of the following items: form, fit, function, performance, reliability, and/or safety of the device.

DATA REQUIREMENTS

             Data shall be provided by the manufacturer to Alcatel USA to satisfy the requirements for qualification, lot acceptance and screening as required in the Quality Assurance Provisions Section of this document.

DOCUMENTATION

             The manufacturer shall provide full documentation; including schematics, part lists, specifications control drawing, assembly, and manufacturing drawings upon request.

             A user's guide shall be included with each unit shipped. The user's guide shall include, as a minimum, the following information: product description, controls and indicators, diagnostics, and a section on trouble shooting and repair.

Quality Assurance Provisions

GENERAL REQUIREMENTS

             Products supplied to this specification shall be in accordance with the provisions of 259-0000-000 for Class 1 components. Alcatel USA reserves the right to return shipment of any product found to be defective or non-compliant with the requirements specified herein.

Qualification requirements

             Qualification to the requirements of this specification will be required before production units are received at Alcatel USA.

Qualification failure

             Devices which fail any aspect of the qualification sequence are defined as failing the qualification evaluation. Appropriate failure analysis and corrective action are required before retest. When the corrective action requires a significant change in the device processing, assembly, or screening; the entire qualification sequence must be repeated.

Qualification data

             Vendor supplied attributes data shall be provided to Alcatel USA, when requested, to satisfy the requirements of qualification.

Use of vendor supplied data

             In the case where the manufacturer performs qualification testing comparable to the requirements herein (e.g. data from in-line process control), data from such testing may be submitted to satisfy portions of the overall qualification of the device, subject to Alcatel QRA approval.

Re-qualification

             Re-qualification shall be initiated by the Alcatel QRA group if at any time:
               a) A significant manufacturing and/or field use problem is identified or
               b) The manufacturer introduces significant changes in its design or processing and assembly practices.

Periodic re-qualification

             In the absence of any manufacturing or field related problems, the IPU may be periodically requalified.

Flammability requirements

             The flame retardancy of all devices shall be demonstrated through the use of UL and oxygen index testing. When UL and oxygen index tests are not physically feasible (small electronic components), IEC flammability tests ("glow-wire" and "needle-flame") may be used. Substitution of other tests or changes in any test limits shall require written approval of Alcatel USA.

QUALITY

Quality Program

             The manufacturer shall maintain a quality assurance program meeting the requirements of ISO9000 or Telcordia GR-1252-CORE or similar quality system.

Workmanship

             Unless otherwise specified, devices supplied under this specification must conform to the GR-78-CORE, Generic Requirements for the Physical Design and the DSC Workmanship Manuals 004-8003-100 and 004-8003-200.

Quality Inspection Plans

             The manufacturer shall develop and implement inspection plans. These plans shall have detailed areas that require inspection, accept/reject criteria, and inspection form for tracking trends, and a program to certify the inspectors. These plans shall be provided to Alcatel USA upon request.

Quality Reports

             Quality reports shall be documented and consist of all discrepancies during build up of assemblies and failures at the test level. These reports shall be explicit and depict the call outs by assembly, list the goals, and be tracked by the week or the month. Trends of test failures, and field returns shall be analyzed and made available to Alcatel USA when requested.
             Failure analysis data on field returns shall be maintained. This data should include as a minimum; replaced device, part number, manufacture, date code, and reference designator. On all field returns the units shall be tested first before updating/repaired to more accurately identify No Trouble Found (NTF) conditions. On hardware returned to a third party for repair, the supplier shall work with this third party to obtain the required failure analysis information. Trends of failures shall be analyzed and made available to Alcatel USA when requested.

Quality Audits

             Alcatel USA will perform quality audits in accordance with GR-1252-CORE as required to ascertain that the quality system is adequate, maintained, and is providing this visibility to their management. Alcatel USA will provide a minimum of one weeks notice prior to the visitation.

RELIABILITY

Required MTBF

             The reliability of the device shall be demonstrated by vendor supplied MTBF based on 100% duty cycle. This reliability shall be computed employing Bellcore Reliability Prediction Procedure (TR-332), 40 degree C environment, ground benign and procured part quality level. The MTBF of the entire IPU as well as each FRU shall be supplied to Alcatel USA.

Design Reviews

             The manufacturer shall conduct design reviews to evaluate the design, parts, stress, producibility, testability, meeting of the specification, qualification testing and any other task required. Minutes of these design reviews shall be documented and made available to Alcatel USA upon request.

Component Parts

             All component parts used in the device shall be documented in specifications, which are controlled and maintained. All parts shall be inspected at incoming quality control, and vendor quality audits performed periodically. All vendors shall be qualified, and an approved vendor list established and maintained with a vendor rating system. All component part shall meet a minimal Quality level 2 as defined in TR-TSY-000357. Critical parts shall be qualified to applicable requirements of MIL-STD-883 Method 5005.

Aluminum Electrolytic Capacitors

             All aluminum electrolytic capacitors shall be protected with solvent proof end seals and have a minimum temperature rating of not less than 105 degrees C.

Potentiometers

             All potentiometers, except voltage adjust, shall be factory sealed to prevent adjustments.

Derating Guidelines

             Components shall be derated in accordance with Alcatel's derating guidelines as established be Alcatel specification 004-8003-001.

Burn-in

             All deliverable devices shall be burned-in for no less than 48 hours, failure free, at plus fifty plus zero/minus three (+50 +0/-3) degrees C per GR-63-CORE.

EMI

             Devices supplied under this specification must meet the conducted and radiated requirements for a Class A device specified in subpart J, part 15 of FCC Rules and Regulations; CSA Standard C108.8-M1983 Revision 1/1/1988; and Canadian Radio Interference Regulation Amendment dated 9/15/88 CS-03.

ALCATEL ENGINEERING APPROVAL

             Alcatel Engineering approval, through purchasing, is required prior to production and for any changes made to the device.

SAFETY AGENCY APPROVAL

             The device shall be UL and CSA safety recognized/certified for use in Information Technology Equipment (ITE) as defined by UL Standard 1950 3rd edition and CSA Standard CSA-22.2 No. 950-95, 3rd edition for North America.
             For European and other international applications the device shall be certified to EN60950/IEC 950 safety for use in ITE.

WARRANTY

             The device shall have a minimum documented warranty period of one
             (1) year from the date the unit ships to Alcatel USA. The device shall also have a minimum specified support life of ten (10) years.

PACKAGING

             Each device shall be packaged in accordance with Alcatel packaging specification 003-6601-014.

PACKAGING REQUIREMENTS

             The packaging of ESD sensitive devices shall be accomplished such that the devices are completely enclosed within electrostatic shielding material. No other type of material is to be allowed within this package unless it possesses anti-static properties.

SHIELDING MATERIAL

             Electrostatic shielding material shall have a conductive layer with a surface resistivity of less than 10,000 Ohms/square, or a volume resistivity of less than 100 Ohm-cm.

ANTI-STATIC MATERIAL

             Anti-static material used in packaging of ESD sensitive devices shall have a maximum classification of 50 volts as determined by EIA Standard IS-5-A, Appendix B, C, or D, as applicable.

UNIT CONTAINER MARKING

             The unit container shall be marked with the following information as a minimum:
               a)  The part number identified in the device specification
               b)  The manufacturer's name or registered trademark.

EXTERIOR SHIPPING CONTAINER MARKING

             The exterior container shall be marked with the following information as a minimum:
               a)  Alcatel purchase order number
               b)  The manufacturer's name or registered trademark
               c)  Alcatel part number
               d)  OEM serial number
               e)  Manufacture Date Code
               f)  CLEI Code Label (if applicable)

Notes

HANDLING

             Devices delivered to Alcatel must be handled with precautions to avoid damage due to accumulation of static charge (ESD) or handling.

RETURN OF DEFECTIVE DEVICES.

             Alcatel reserves the right to return defective devices to the manufacturer for replacement or refund.

[GRAPHIC APPEARS HERE]

                   Figure 1. Mechanical Outline and Dimensions

[GRAPHIC APPEARS HERE]

                              Figure 2. Front Panel

[GRAPHIC APPEARS HERE]

                              Figure 3. Rear Panel

[GRAPHIC APPEARS HERE]

                       Figure 4. Recommended Reset Circuit

                               END OF DOCUMENT

                                ATTACHMENT A2
                                -------------

Milestone Delivery Schedule:
---------------------------

                                ATTACHMENT A3
                                -------------

(1)  Price, Kanban Parameters and Procedures
     ---------------------------------------

(2)  Item   Part number   Description   Min Level/Max Level   Leadtime   Price
     -------------------------------------------------------------------------

                                  EXHIBIT B
                                  ---------

(Insert Here)       Inbound Routing Guide - (Doc No. 003-3002-038)

                                  EXHIBIT C
                                  ---------

(Insert Here)  General Packaging Specification - (Doc No. 003-6601-014)

                                  EXHIBIT D
                                  ---------

                          EQUIPMENT LOAN AGREEMENT

This Equipment Loan Agreement ("Agreement") is made this _______ day of __________, _____ ("Effective Date") by and between Alcatel USA Sourcing L.P, with offices at 1000 Coit Road, Plano, Texas 75075, ("ALCATEL"), and ____________________________________________, with offices at _______________
____________________________________("Supplier").

RECITALS:

WHEREAS, Alcatel and Supplier have agreed that it is in their mutual interest that one or both of them have temporary use on a loan basis of the Equipment (the "Equipment"), including all related software (the "Software"), listed in Exhibit D1 for use at the other's site; and

WHEREAS, Alcatel and Supplier have agreed that a standard set of terms and conditions should be established to govern such loan(s);

NOW, THEREFORE, in consideration of the promises and the faithful performance of the mutual covenants herein contained, it is agreed:

1. The providing party ("Owner") agrees to provide to the other party ("Recipient") temporary use on a loan basis all of the equipment listed in Attachment D1 (the "Equipment"), including all related software (the "Software"), and related documentation ("Documentation") during the term of the Agreement unless otherwise mutually extended in writing by both parties, or terminated earlier by the Owner upon written notice to the Recipient (the "Loan Period"). Unless the Owner agrees otherwise in writing, the Recipient may use the Equipment and Software only for the permitted use ("Permitted Use") identified on Attachment D1. Additional equipment loaned shall be listed separately on an amendment, signed by authorized representatives of the parties, and attached hereto (the format of such amendment is attached hereto as Attachment D2).

2. The term of this Agreement shall be one (1) year. However, either party may terminate this Agreement upon thirty (30) days notice to the other party.

3.   Unless otherwise agreed by the parties on Attachment D1:

     A. There will be no charge to the Recipient for the temporary loan and use of the Equipment and Software;
     B.  The Owner shall bear all shipping costs;
     C.  The Recipient shall pay the Owner any applicable installation fee;
     D. At the end of the Loan Period or upon termination or cancellation of this Agreement, the Owner shall deinstall and return the Equipment and Software at the Owner's expense. Any other necessary or additional terms and conditions, including system or Equipment configuration, shall mutually be agreed to prior to shipment.

4. The Recipient is hereby granted a revocable, nonexclusive, nontransferable, indivisible personal license to use the Software only on the Owner's Equipment during the Loan Period. The Recipient agrees that it shall:

        (a) not alter, merge, or adapt any portion of the Owner's Software in any way, including reverse engineering, disassembling, or decompiling the Owner's Software or the functioning of any Owner's Equipment, or permit others to do the same without the prior, written consent of the Owner;

        (b) not reproduce, modify, copy (except for archival or backup purposes), or transmit to other persons or entities any aspect of the Owner's Documentation or the Owner's Software, or make available the Owner's Documentation or the Owner's Software to other persons or entities to reproduce, modify, copy, or transmit to other persons or entities any aspect of the Owner's Documentation or the Owner's Software;

        (c) limit access to the Owner's Documentation and the Owner's Software to its employees having a legitimate "need to know" in connection with their respective job responsibilities;

        (d) take no less than reasonable measures to maintain the confidentiality of the contents of the Owner's Documentation and the Owner's Software, and treat such Owner's Documentation and Owner's Software with no less than the same degree of care that the Recipient takes with its own confidential or proprietary information;

        (e) not export or re-export the Owner's Software from the country in which it was received from the Owner without the appropriate United States government license; and

        (f) return to the Owner all originals and copies of the Owner's Documentation and the Owner's Software at the end of the Loan Period or, at the Owner's sole discretion provided to the Recipient in writing, confirm in writing to the Owner that all originals and copies of the Owner's Documentation and the Owner's Software in the Recipient's possession or control have been destroyed. Software licensed under this Agreement is defined as machine readable computer programs, instruction sequences, procedures, data, logic, and/or rules that are provided by the Owner, exclusive of source code, in firmware, or any other form or media for use exclusively on the Owner's Equipment.

5. Title to the Equipment and Software will remain in the Owner, its suppliers or licensors. The Owner reserves all intellectual property rights in and to its Equipment and Software, including, but not limited to, rights in patents, trademarks, trade names, trade secrets, copyrights, industrial designs, and any modifications made to the Equipment or Software in order that they may be used for the Recipient's applications.

6. All technical information, documentation, Software and expertise supplied by the Owner to the Recipient under this Agreement shall, as between the parties hereto, be treated as confidential information of the Owner, and the Recipient shall not disclose such confidential information to any third party without the prior written consent of the Owner.

7. The Owner will bear all risk of loss or damage to the Equipment, except for damage arising from the negligence or misconduct of the Recipient, the Recipient's employees or agents.

8. THE EQUIPMENT AND SOFTWARE ARE PROVIDED ON AN "AS IS" BASIS, WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AND ANY WARRANTIES TERMS OR CONDITIONS THAT WOULD OTHERWISE BE IMPLIED INTO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO MERCHANTABILITY, QUALITY, AND FITNESS FOR PURPOSE, ARE HEREBY EXPRESSLY EXCLUDED.

9. EXCEPT FOR BREACH OF ITS OBLIGATIONS UNDER SECTIONS 4 OR 6 AND In no event will EITHER PARTY be liable for any indirect, special or consequential damages arising under this Agreement, including, but not limited to, lost business or profits.

10. Each party's obligations set forth above, including but not limited to its confidentiality and nondisclosure obligations with respect to the confidential information, shall survive the termination or expiration of the Agreement.

11. Neither party shall use the name of the other party in any news release, public announcement, advertisement, or other form of publicity without the prior, written consent of such other party.

12. The terms and conditions of this Agreement and performance hereunder shall be construed in accordance with the laws of the State of Texas without regard to its conflicts of laws principles.

13. This Agreement shall not be assignable by either party without the written consent of the other party, and any purported assignment, including full or partial assignment or delegation, not permitted hereunder shall be void.

14. This document constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all previous communications, representations, understandings, and agreements, either oral or written, between the parties or any official or representative thereof. This Agreement and any attachment hereto shall be modified only by an instrument in writing and signed by duly authorized representatives of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

Supplier                                       Alcatel USA Sourcing, L.P.
                                               By: Alcatel USA GP, Inc
                                                   General Partner

By:   _______________________________      By:    ____________________________

Title:_______________________________      Title: ____________________________

------------------------------------------------------------------------------
Date: _______________________________      Date:  ____________________________

------------------------------------------------------------------------------

                                ATTACHMENT D1
                                -------------

                       LIST OF EQUIPMENT AND SOFTWARE

Sequence Number __________

SEE ATTACHED

Permitted Use: _________________________________________________________________

Charge for temporary loan and use of the Equipment and Software      ___________
(Standard is "$0.00")

Shipping costs will be paid by                                       ___________
(Standard is "Owner")

Installation fee will be paid by                                     ___________
(Standard is "Recipient")

Deinstallation by                                                    ___________
(Standard is "Owner")

Deinstallation and return expenses will be paid by                   ___________
(Standard is "Owner")

                                ATTACHMENT D2
                                -------------

                      AMENDMENT TO EQUIPMENT LOAN AGREEMENT
                      -------------------------------------

This Amendment to Equipment Loan Agreement ("Amendment") is made this ____ day of __________, 2000 ("Amendment Effective Date") by and between Alcatel USA Sourcing L.P., having a place of business at 1000 Coit Road, Plano, Texas 75075, ("ALCATEL"), and PINNACLE DATA SYSTEMS, with offices at 6600 PORT RD, GROVEPORT, OH ("Supplier").

                             W I T N E S S E T H:
WHEREAS, Alcatel and Supplier entered into an Equipment Loan Agreement, dated _______________, ________ ("Agreement"), and Alcatel and Supplier wish to amend the Agreement as stated herein;

NOW, THEREFORE, in consideration of the promises and the faithful performance of the mutual covenants herein contained, it is agreed:

1.   Definitions. Capitalized terms used herein and not otherwise defined
     -----------
     herein have the same meaning given those terms in the Agreement.

2.   Additional or Modified Equipment List. The Agreement is hereby
     -------------------------------------
     modified by the attached Exhibit(s) D, which is (are) in addition to or replace(s) one or more existing Exhibit(s) Ds.

3.   Agreement Terms and Conditions. Except as provided for herein, all
     ------------------------------
     provisions of the Agreement shall remain unchanged and in full force and effect, and be binding on the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

Supplier                                          Alcatel USA Sourcing, L.P.
                                                  By: Alcatel USA GP, Inc
                                                        General Partner

By:   _______________________________      By:    ____________________________

Title:_______________________________      Title: ____________________________

------------------------------------------------------------------------------
Date: _______________________________      Date:  ____________________________

------------------------------------------------------------------------------

                                  ATTACHMENT D3
                                  --------------

                         LIST OF EQUIPMENT AND SOFTWARE

This Attachment D3 (mark through the inapplicable statement):

         Is a new Attachment A                        Sequence Number__________

         Replaces the existing Attachment A           Sequence Number__________

SEE ATTACHED

Permitted Use:_________________________________________________________________

Charge for temporary loan and use of the Equipment and Software      __________
(Standard is "$0.00")

Shipping costs will be paid by                                       __________
(Standard is "Owner")

Installation fee will be paid by                                     __________
(Standard is "Recipient")

Deinstallation by                                                    __________
(Standard is "Owner")

Deinstallation and return  expenses will be paid by                  __________
(Standard is "Owner")

                                  Exhibit E

                            NEW CENTURY WARRANTY

1.       Definitions. Capitalized terms used herein and not otherwise defined
         -----------
 herein have the same meaning given those terms in the Agreement. Capitalized terms used and defined herein, regardless of whether or not defined in the Agreement, shall have, solely for the purposes of this Exhibit, the meaning defined herein.

         A. "Product" or "Products" means the hardware and software components of any good, services, or work product provided to Alcatel under this Agreement, including, but not limited to, microcode, firmware, operating systems, application programs, files and databases, mechanical and electrical timing devices, application specific integrated circuits, mask works, and building construction, design, or renovation. "Product" or "Products" includes, but is not limited to, any electronic control devices for (i) elevators, (ii) security systems, (iii) electric services, (iv) telecommunication and telephone services, (v) plumbing and waste disposal services, (vi) chemical metering, supply and disposal systems, and (vii) heating and cooling systems.

         B. "Four Digit Year Format" shall mean the format which represents all four digits of the calendar year. The first two digits represent the century and the last two digits represent the year within the century (e.g., the century and year nineteen hundred and ninety-six is represented by "1996").

         C. "Leap Year" shall mean the year during which an extra day is added in February (February 29th). Leap Year occurs in all years evenly divisible by 4, except those years representing a century end
         (e.g., 1800, 1900, 2000, 2100) which is not evenly divisible by 400. For example, 1996 is a Leap Year since it is divisible by 4. The year 1900 was not a Leap Year because it is not evenly divisible by 400, but the year 2000 is a Leap Year since it is evenly divisible by 400.

         D. "Year 2000 Compliant" shall mean all calendar year representations used within the Products which, when operated on (including, but not limited to, arithmetic, comparison and sorting operations) before, during and after the actual calendar year 2000 AD shall not produce subsequent operations and/or general output which yield results in variance with the normal course of operations of the Product or error conditions which are the direct result of the use of a calendar year representation. By way of example, but not of limitation, (i) dates are not represented by a two-digit year, with the century assumed or defaulting to "19", or (ii) a date which falls on a century end, whereby the last two digits of the year are "00", will not cause a divide or subtraction error in arithmetic calculations, and (iii) when sorting dates the year 1999 is less than 2000, and 2000 is less than 2001.

         E. "Calendar-Related" refers to date values based on the Gregorian calendar, and to all uses in any manner of those date values, including without limitation, manipulations, calculations, conversions, comparisons, and presentations.

2.       Supplier warrants the following for a period of fifteen (15) years:

         A. That all of the Products provided hereunder are, and will continue to be, Year 2000 Compliant; and

         B. That all of the Products provided hereunder will process Calendar-Related data (including, but not limited to, arithmetic, manipulations, calculations, conversions, comparisons, presentations, and sorting) using a Four Digit Year Format unless otherwise instructed in writing by Alcatel; and

         C. That all of the Products provided hereunder will correctly process calendar dates for Leap Year; and

         D. That Calendar-Related data processed by the Products provided hereunder will be compatible between the Products which are not Year 2000 Compliant and the Products which are Year 2000 Compliant; and

         E. That in connection with provided Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Products provided hereunder represent dates in Four Digit Year Format unless otherwise instructed in writing by Alcatel; and

         F. That Supplier has verified through testing that the Products provided hereunder are Year 2000 Compliant, and that the testing included, without limitation, each of the following specific dates and the transition to and from each such date: December 31, 1998;
         January 1, 1999; December 31, 1999; January 1, 2000; February 29, 2000; March 1, 2000; December 31, 2000; January 1, 2001; December
         31, 2004; and January 1, 2005.

         G. That to the extent Supplier performs services which consist of designs for systems, processes, or Products ("Designs"), such Designs shall not be done in a manner which would expressly or impliedly require a Product created pursuant to such Designs to not be Year 2000 Compliant (e.g., a Design which allows for non-leap-year calculations but does not allow for leap-year calculations). All Designs shall specify and incorporate such portions of this Exhibit as necessary to require that all systems, processes, or Products used to implement such Designs shall be Year 2000 Compliant at the time of delivery.

         H. That Alcatel will be provided, at no additional charge to Alcatel during the warranty period, with additional Products, including, but not limited to, hardware and/or software patches, versions or revisions of the Products and documentation thereto which satisfy the warranties described above.

3. Supplier hereby agrees to provide Alcatel promptly upon request with a copy of its testing results which verify that the Products are Year 2000 Compliant.

4. Supplier hereby agrees that it has a continuing obligation, notwithstanding termination or cancellation of the Agreement, to notify Alcatel if Supplier knows or has reason to believe that any of the Products are not Year 2000 Compliant

                                  EXHIBIT F
                                  ---------

                                SERIALIZATION

Alcatel SERIALIZATION REQUIREMENTS for SUPPLIER

SERIALIZATION:

1. All PCB's and Power Modules that may be `field replaceable' under warranty service require serial numbers, hereafter called "S/Ns".

2. Alcatel Purchasing will supply a block of serial numbers to Supplier. These may be used on ANY Alcatel purchase order and are NOT Purchase Order specific. The intent is to provide serial numbers to cover orders and emergency shipments.

3. Supplier will create bar-coded labels with the S/Ns supplied, to ensure each is `unique' when loaded to the Alcatel Serial Data Tracking System, hereafter called `SDT'.

4. The label must have `Alcatel' printed on it to distinguish from any other labels.

5.       The location of the label:
         .  Triplicate labels should be printed for each serial number.
            . First one for placement on the equipment, where it will not interfere with installation or operation.
            . Second label is to be placed on the front of the packaging, (or as required by Alcatel), NEXT TO the Alcatel part number label, where it can be read when placed on the stocking shelf. When `kits' or `paired' units are ordered, each unit shall have its own unique part number and S/N. Both part numbers and S/Ns must appear on the outside packing, as noted above.
            . Third label is to be placed on the Alcatel packing list NEXT TO the Alcatel part number and revision of the item shipping.

1. Size should be large enough to allow use of a bar-code reader without interfering with operation of equipment in anyway.

2. Tracking: All Alcatel S/Ns will be recorded ON THE Alcatel PACKING LIST by Supplier, as noted above, before shipping to final destination noted on the Purchase Order.

3. For orders shipped to Alcatel Plano facilities for stocking,the S/Ns will only be entered in to SDT when equipment is pulled for shipment to end customers.

4. For orders `Drop Shipping' directly to customers, Supplier will fax a copy of the Packing List to Alcatel Planning with the following information:
         . S/N next to part number used on. Revision of the part number shipped.
         .  Waybill #
         .  Carrier Weight of Shipment
         .  Number of Boxes and/or Skids
         . Shipping Charges when applicable. Note all shipments to be scheduled via Alcatel's specified requirements

Alcatel Planning will submit to Production Control to enter in to SDT and `Ship Confirm' the order.

                                  ATTACHMENT F1

               Alcatel SERIALIZATION REQUIREMENTS FOR SUPPLIER

Sample

[GRAPHICS APPEARS HERE]

                                  EXHIBIT G
                                  ---------

                             SERVICE AND SUPPORT

PURPOSE
This Exhibit establishes the terms and conditions under which Supplier will support Alcatel's service of individual customers purchasing the Product provided by the Agreement.

1.0      TRAINING

     1.A Supplier will provide Product support training ("Skills Training") that is sufficient for qualified Alcatel technical personnel to be enabled to provision, configure, operate, install, test, maintain, commission and troubleshoot the Product and applications associated with the Agreement. Supplier shall provide such training within three (3) months of the Effective Date.

         1.A.1 The "Skills Training" will be comprised of any Supplier provided visual aids or reference materials, on-the-job training, and information "chalkboard" sessions, as typically found in support skills training programs. A Skills Training plan will be mutually developed within thirty (30) days of the Effective Date and will be focused on developing Alcatel's capabilities pursuant to its support role as defined herein. Such a plan will reflect the essence of Supplier's Certification Plan, where applicable.

         1.A.2 Supplier shall provide, within ten (10) days of Effective Date, documented prerequisites, if any, for such training.

         1.A.3 The agreed upon Skills Training will be provided at Alcatel's facility in Dallas, Texas, or at a mutually agreed upon location, at no charge, and shall include but not be limited to each of the published Product courses Supplier makes available to its customers. Alcatel will be responsible for providing working Product.

                                      OR
If requested by Alcatel, Supplier will provide an equivalent amount of training at its own facility and assume responsibility for training equipment and the availability of working Product:

1.B      If requested by Alcatel, Supplier will furnish at no charge a qualified instructor within 12 months from the date of request to provide "Train-the-Trainer" instruction.

     1.B.1     Subject to modification mutually agreed upon at the time of the request for Train-the-Trainer instruction, it is expected that such training generally comply with the guidelines in Attachment G3.

     1.B.2     Supplier will develop and provide Alcatel at no charge a
         complete set of Product courseware, including, but not limited to: teaching aids, lab exercises, student guides, and instructor guides for Alcatel customer use. Alcatel may modify, reproduce, and distribute such training materials pursuant to its support role as defined herein.

     1.B.3     Such courseware will be provided in a format and quality
         equivalent to that level exhibited by Alcatel's Curriculum Developer's or at a standard equivalent to that level specified by Bellcore.

     1.B.4     Supplier will be responsible for incorporating in all courseware
         Alcatel's private label specifications.

     1.B.5     Supplier will provide such courseware electronically in a format that is compatible with Interleaf (Unix-based) or Microsoft Work and PowerPoint for PC Windows application.

     1.B.6     Courseware shall be available at least ninety (90) days prior to the first customer shipment.
     1.B.7     Supplier will provide courseware and Train-the-Trainer
         instruction for the following courses:

        .  Overview of Product
        .  Operations of Product
        .  Maintenance of Product
        .  Engineering and Planning
        .  Administration and Provisioning
        .  Database

1.C Any additional training beyond the above stated entitlements requested by Alcatel will be provided by Supplier at the price noted in Attachment B.

2.0     DOCUMENTATION
     2.1 Supplier will provide Alcatel at no charge a complete set of end-user Product documentation and ongoing updates required to support Alcatel's customer documentation requirements.

         2.1.1 Such documentation will be provided at a standard in organization, format and material quality equivalent to that level exhibited by Supplier Publication Issue__, Month, Year, entitled _____________, or as per Alcatel's Technical Publications Documentation Standards Guide (460-001-000), Issue 2,
             February 1994, or at a standard equivalent to that level specified by Bellcore Technical Reference TR-TSY-000454, Issue 1, July 1988 and Bellcore Technical Advisory TA-OPT-000454, Issue 3, July 1992. (note: the appropriate reference is selected from above list).

         2.1.2 Supplier will be responsible for incorporating all documentation modifications required by Alcatel's private label specifications.

         2.1.3  Upon request, Supplier will provide documents in CD-ROM.

         2.1.4 Upon request, Supplier will ship appropriate Product documentation intact with each shipment of Product itself. As applicable, such documentation shall include but not be limited to installation/user manuals, product user manuals, Operations & Maintenance guide, network diagnostics, softcopy (diskette or CD ROM, as requested) and hardcopy of all hardware components within the configuration (including pin-out diagrams).

     2.2 If requested by Alcatel, Supplier will electronically provide, at no charge, end-user documentation and updates for the purpose of reproduction and distribution to Alcatel's Product customers. Such electronic documentation shall be in metafiles, viewable by Interleaf WorldView, or Acrobat viewing software, or supplied in Interleaf. Supplier grants

         Alcatel license to use, modify and copy, and distribute the documentation provided for this purpose.

     2.3 Supplier will provide Alcatel all information and related documentation regarding user impact of design changes
         (software/hardware) that affect the operation, maintenance or installation, ninety (90) days prior to the effective date of the change.

     2.4 Supplier will provide software load description documents ("Release Notes") for every major software release, point release, and maintenance release to include; a list and description of the major features of the release, description of changes to system software and related hardware, man-machine interface information, list of customer deliverables, resolved and open problems, and installation procedures.

3.0      FVO SUPPORT

         3.1 If requested by Alcatel, Supplier will support the first customer site installation of each: Product release; Supplier software release; or significant upgrade. This support will be provided at no charge, either remotely or on-site, at Alcatel's discretion.

4.0      REPAIR & RETURN
     4.1 Any replacement, or repaired, Equipment shall be warranted for a period of one (1) year, or for the remainder of the unexpired period of the Warranty Period, whichever is longer.

     4.2 Supplier will repair/replace and return all Equipment to Alcatel within an average of ten (10) calendar days and maximum of twenty (20) calendar days (from the time of shipment from Alcatel to time of receipt from Supplier), based on availability of material.

         4.2.1 Supplier will make every reasonable attempt to repair the unit returned. Should circumstances prevent completion of repair within the stated cycle time, replacement Equipment is to be provided to ALCATEL. If replacement equipment is not available, then Supplier shall refund to Alcatel the price of such Equipment and all related taxes, shipping charges, insurance charges, and other amounts paid for such Equipment.

         4.2.2 In the event replacement Equipment is provided, failure analysis data as set forth in Section 4.5 below on the returned Equipment is still required.

         4.2.3 All repaired Equipment will be brought to the current field revision level if previously approved by Alcatel.

     4.3 All transportation charges for, and risk of in-transit loss or damage to repaired or replacement Equipment shall be borne by the originating point of shipment.

     4.4 Upon request, in Emergency situations, Supplier will provide Alcatel with emergency unit level replacement service, (advance shipment of replacement unit as soon as possible, but within 24 hours of request) will be provided at no charge to Alcatel 24 hours a day 7 days a week.

     4.5 Failure analysis data on field returns needs to be maintained. This data should include (per serial number) as a minimum; replaced device, part number, manufacture, date code and reference designator. All field returns shall be tested before any updating or repair work is performed to more accurately identify No Trouble Found (NTF) conditions. On hardware returned to a third party or supplier's site for repair, the supplier shall work with the third party or manufacturing to obtain the required failure analysis information within 15 working days after receipt of returned material. The data collection shall include field replaceable units, backplanes, top level assembly, field return hardware and functional defects on delivered products. This information will be reported on a minimum of a monthly basis.

     4.6 Out of warranty repairs will be provided to Alcatel at mutually agreed upon prices unless otherwise indicated in Attachment G2.

     4.7 Supplier shall ensure continuity of availability from third parties of all parts, components and software contained within the Products which are not manufactured or produced by Supplier. Such obligation shall continue until the expiration of ten (10) years from the date of last delivery of the Product to Alcatel. Notwithstanding the foregoing, if Alcatel has a contractual obligation to an End-user to provide continuity of availability for a longer period, Alcatel shall notify Supplier of such obligation and Supplier shall endeavor in good faith to ensure continuity of availability for such longer period. In the event of non-availability of such parts, components or software, Supplier shall use all reasonable efforts to identify and incorporate alternatives in a manner which minimizes the financial and practical impact on Alcatel or End-User(s).

     4.8 Supplier shall make available spare parts, replacement parts and/or repair services for the Products for a period of ten (10) years from the date of the last delivery of the Product to Alcatel under the terms of this Agreement and at prices and delivery schedules which are current at the time of delivery of such parts. Notwithstanding the foregoing, if Alcatel has a contractual obligation to an End-user to make available spare parts, replacement parts and/or repair services for the Products for a longer period, Alcatel shall notify Supplier of such obligation and Supplier shall make available spare parts, replacement parts and/or repair services for the Products for such longer period.

5.0  TECHNICAL SUPPORT

     5.1 On-going technical support via telephone shall be provided to Alcatel, at no charge from Supplier 24 hours a day, 7 days a week for the Term of the Agreement or for the remainder of the End-user's Warranty period, whichever is longer. Such support will be rendered from Supplier's location at Groveport ,Ohio . This support will be rendered in accordance with a mutually developed support operation procedure that documents critical support elements such as but not inclusively: call reporting and closure, remote access control, performance measurements and reporting, escalation, criticality classification and response, software patch management, call-out procedures, and engineering complaint responses. Such operating procedures will be documented within ninety (90) days of Effective Date.

         5.1.1 Such support will include software fixes to Alcatel CTAC reported problems related to Supplier provided software within a range to include the current market release to the two prior market releases.

     5.2 In emergency service affecting situations, Supplier will make available to Alcatel 24 hour on-site technical assistance. Such assistance will be dispatched within 4 hours of request.

         5.2.1 Such assistance will be provided at no charge, if both parties agree that reasonable remote efforts have been exhausted. Should the problem not be due to the Product's performance, Alcatel will reimburse Supplier for actual expenses incurred.

     5.3 Supplier will provide Alcatel's CTAC organization with access to it's Electronic Bulletin Board to an extent equivalent to what is provided to Supplier's own Technical Support Group.

         5.4 Documented problems referred to Supplier by CTAC that were generated during the Term of this Agreement and remain unresolved upon termination of the Agreement will be pursued to resolution by Supplier at no charge to Alcatel.

         5.5 Supplier shall refer all Alcatel customer service inquiries directly to Alcatel's CTAC organization at (972) 519-4141, or such other number(s) provided by Alcatel, in support of the intended relationship as depicted in Attachment A, Alcatel/Supplier Product Support Flow.

6.0      TECHNICAL SUPPORT LEVELS
     6.1 Alcatel shall provide its customer the initial point of contact for technical support through the Customer Technical Assistance Center (CTAC). Access to such support shall be 24 hours a day 7 days a week and shall be provided in accordance with CTAC
                                                                    ----
         Escalation Procedure (Document #003-9000-403).
         --------------------

         In this regard Alcatel will provide the initial 4 levels of support, defined as:

         Level 0 . . . CTAC Screener . . . Responsible for identifying the customer support needs and subsequently assigning the task as appropriate. Enters initial call report information and performs all logging responsibilities.

         Level 1 . . . CTAC Engineer . . . Frontline technical support person whose expertise is such that operational and known problems or issues can be resolved. Troubleshooting is accomplished via use of existing "decision trees" and research of call report database.

         Level 2 . . . Product Support Specialist . . .A technical employee expected to have a comprehensive Product, technology and network understanding as a foundation to resolve difficult and/or complex problems. Expected to be able to address multi-layered application issues and to articulate such issues at a level that ensures effective referral to Development Engineers as required.

         Level 3 . . . System Support Engineer . . . This resource will assist in troubleshooting, diagnostics, problem determination and resolution. As required, will provide problem isolation sufficient for referral to Level 4 support or OEM technical support organization. Expertise is such that application fixes (patches) are issued at this level.

         In this regard Supplier will provide Level 4 and Level 5 support, defined as:

         Level 4 . . . Technical Support Engineer . . . The first point of contact for Alcatel's technical support staff. Since Alcatel will have, at this point in the escalation process, already applied the resources of its sustaining development engineering group, it is expected that Supplier's Technical Support group will expeditiously refer the reported problem to it's R&D engineers. Utilization of Supplier's technical center is intended to serve primarily as a point of entry (logging, classification, documentation) for the reported problem.

         Level 5 . . . R&D Engineer . . . This resource will primarily focus on assistance with Supplier system software/hardware, networks and interoperability issues. Sustaining engineering expertise and responsibility allows this 4th level support to create patches
         (fixes) for system software, generate ECOs (hardware) and initiate Product change requests related to problem resolution to OEM providers.

7.0      PROBLEM TRACKING SYSTEM

     7.1 The "Parties" agree to negotiate in good faith an electronic interface between Alcatel's Clear Support component of CTAC'S Integrated Service and Technical Assistance Tool (iSTAT), and Supplier's service call management system for documentation of troubleshooting efforts.

                                 ATTACHMENT G1
                                 -------------

                        ALCATEL PRODUCT SUPPORT FLOW

                          [ILLUSTRATION OF FLOW CHART]

                                 ATTACHMENT G2
                                 -------------

                               SUPPORT SERVICES

This Customer Service Price list may be changed in accordance with Section ___ (Pricing) of the Agreement.

Training (1.C)
   .   Internal Skills Training
   .   Customer Training
       .   Product Course Fee
       .   Hourly Assistance Rate

Out of Warranty Equipment Repair (4.6)

Part Number                                Description                     Price
---------------------------------------------------------------------------------
(Provided by Supplier)

259-5000-049       INTELLIGENT PROCESSOR UNIT (IPU) NEBS/CO               $650.00
259-5000-056       IPU, SGL DK (1DU), SPARC2, 64 MB MEM
                   24" RACK MTN                                           $650.00
259-5000-064       IPU, GBYTE DISKS (2DU), SPARC2, 64 MB MEM
                   24" RACK MTN                                           $650.00
259-5000-096       SPARC-2, 64 MB SIMM, 1/2 HIGH 3.5" 1GB SCSI, 1/2 HIGH
                    1GB QIC TAPE DRIVE, HIS SBUS, SPC CARD                $650.00
259-5000-097       IPU, SPARC-2, 64MB SIMM, 32MB P EXPANSION,
                   32MB S ECPANSION, 1/2HIGH 3.5" 1GB SCSI, 1/2 HIGH
                    1GB QIC TAPE DRIVE, SBUS, ENET                        $650.00
259-5000-098       IPU, SPARC-2, 64MB SIMM, 32MB P EXPANSION,
                   32MB S EXPANSION, 1/2 HIGH 3.5" 1GB SCSI, SBUS
                   ENET                                                   $650.00
259-5000-109       SPARC-20, 256 MB SIMM, (2) 3.5" 1GB SCSI,
                    1GB QIC TAPE DRIVE, (2) SCSI/ETHERNET
                   PLATFORM MANAGER                                       $650.00
259-5000-110       SPARC-20, 512MB SIMM, (1) 3.5" 1GB SCSI, (2) SCSI/
                   ETHERNET PLATFORM MANAGER                              $650.00
259-5000-111       IPU, RAM DK UNIT, 256MB, 24" RACK MOUNT                $650.00
259-5005-007       IPU, SAPRC-2 WITH 64MB SIMM, 1/2 HIGH 3.5" 1GB
                   SCSI , 1/2 HIGH 1GB QIC TAPE DRIVE                     $650.00

UNREPAIRABLE       IN THE INSTANCE THAT PDSI CANNOT REPAIR A
                   UNIT THERE WILL BE A FEE OF:(PER SYSTEM)               $300.00

SOFTWARE           IN THE INSTANCE THAT ALCATEL REQUEST FOR
                   PDSI TO LOAD IN SOFTWARE THERE WILL BE A
                   FEE OF: (PER SYSTEM)                                   $100.00

                                 ATTACHMENT G3
                                 -------------

                       TRAIN-THE-TRAINER PROGRAM OUTLINE

The instructor trainee will take part in a program requiring active participation in course modules as a student, instructor trainee, co-instructor, and eventually as a certified instructor. This requires the candidate to first attend the class(es) as a student to the full extent of participating in lab work and all standard testing. The candidate next attends the class as an `instructor trainee", concentrating on the syllabus and the actual presentation of the material. Considerable "off-line" time is spent one-on-one with the instructor to become fully acquainted with the courseware, learn optional training exercises, practice the delivery of material, and have expanded hands-on time with the equipment. Subsequently the candidate will participate in a class by sharing the platform and grading duties of the instructor. Time outside of actual class time is utilized as necessary for the candidate to increase personal familiarity and comfort with the documentation and equipment. Finally, the candidate takes responsibility for conducting an entire class with a certified instructor who is in the room for evaluative purposes and assistance if required.

Upon successful completion of the above program the newly certified instructor is provided with a single copy of all material used in the instruction.

                                   EXHIBIT H
                                   ---------

                PCN DISCONTINUANCE AND OBSOLESCENCE PROCEDURE

     Attach Alcatel procedure and specification 007-0000-115 Rev B. Here

                                   EXHIBIT I
                                   ---------

                               ESCROW AGREEMENT

THIS AGREEMENT, dated as of this _____ day of __________, ________ is entered into among _________________ ("Licensor"), Data Securities International, Inc.
(DSI) with offices located at P.O. Box 185325 Ft. Worth Texas 76181, and ALCATEL USA Sourcing L.P. ("Licensee"). This Agreement is entered into pursuant to pertinent provisions of the ___________ Agreement, signed on the ____ day of _____________, ______ between Licensor and Licensee ("XXX Agreement"). In consideration of the mutual covenants set forth in this Agreement, Licensor, Licensee, and DSI Technology Escrow Services agree as follows:

1.  Technical Information. DSI Technology Escrow Services, as escrow agent,
    ---------------------
    agrees to accept from Licensor, for storage purposes only, the source code and other items described on the attached Exhibit A for the computer programs owned by Licensor, and the source code for updates to such computer programs, if any, and other items described on the attached Exhibit A, which Licensor may deliver from time to time (collectively, "Technical Information"). For each such delivery DSI will issue receipts to Licensor. Licensor will furnish to DSI a list naming or describing all computer programs for which Technical Information are deposited into escrow.
    This list will be supplemented and updated by Licensor with each future deposit or withdrawal of Technical Information. For each deposit, DSI will provide to Licensee a copy of such updated list.

2.  Safekeeping of Technical Information. DSI will hold the Technical
    ------------------------------------
    Information in a safe deposit box or similar fully protected location and will provide Licensor with notice of the location of the depository for the Technical Information. DSI will release or provide access to the Technical Information to Licensee or Licensor only upon the specific terms and conditions set forth in this Agreement.

3.  Release of Technical Information.
    --------------------------------

     3.1 Upon receipt of written instructions signed by both parties, DSI, Inc. shall release the Technical Information in accordance with such written instructions.

     3.2 Release to Licensee. DSI shall release the Technical Information to
         -------------------
         Licensee pursuant to Section ____ of the XXX Agreement, or if Licensee would be entitled to terminate the XXX Agreement, or if Licensor is in breach of any of the provisions of the XXX Agreement which survive termination or expiration of the XXX Agreement as identified in Section ____ of the XXX Agreement.

     3.3 Release to Licensee Procedure. Upon the occurrence of any of the
         -----------------------------
         circumstances set forth in Section 3.2, the following procedures shall be followed:

         (a) Licensee shall provide written notice ("Demand Notice") to both DSI and Licensor in the form provided in attached Exhibit B, along with a copy of Licensee's notice to Licensor of the failure to deliver as required by Section 3.2 of this Agreement.
         (b) Upon receipt of a Demand Notice, Licensor has five (5) business days to make a written objection ("Objection Notice") to Licensee and DSI that states it is Licensor's good faith belief that all the circumstances stated in Section 3.2 have not occurred or have been timely cured.
         (c) If DSI receives an Objection Notice from Licensor, then the Technical Information will not be released until DSI receives either (i) a written agreement signed by Licensor and Licensee authorizing release or (ii) a court order from a court of competent jurisdiction requiring release. The release shall be in accordance with the written agreement, the arbitrator's decision or the court order.

         (d) If (i) DSI does not receive an Objection Notice or (ii) DSI receives either the written agreement or the court order specified in Section 3.3(C) of this Agreement, then DSI will release the Technical Information to Licensee.
         (e) Upon release of the Technical Information, this Agreement will terminate except as provided in Section 13 of this Agreement.

     3.4 Release to Licensor. DSI will release the Technical Information to
         -------------------
         Licensor only if this Agreement has been terminated pursuant to
         Section 10 of this Agreement

     3.5 Release to Licensor Procedure. Upon the occurrence of the circumstances
         -----------------------------
         set forth in Section 3.4, the following procedures shall be followed:

         (a) In the event termination pursuant to Section 10 of this Agreement occurs due to Licensor and Licensee agreeing in writing to terminate this Agreement, Licensor shall notify DSI in writing thereof and attach a copy of Licensor's and Licensee's written agreement, whereupon DSI shall release the Technical Information to Licensor; or

         (b) In the event termination pursuant to Section 10 of this Agreement occurs pursuant to the terms of the XXX Agreement and this termination is not due to Licensor's inability to perform or willful failure to perform under the XXX Agreement; Licensor shall notify DSI in writing thereof and attach a copy of Licensee's written acknowledgment thereof, whereupon DSI shall release the Technical Information to Licensor. If Licensee fails or refuses to provide such written acknowledgement, then the parties shall utilize the procedure outlined in Sections 3.3(a) through 3.3(d) with the terms "Licensee" and "Licensor" reversed; and

         (c) Upon release of the Technical Information, this Agreement will terminate except as provided in Section 13 of this Agreement.

4.  Possession, Use and Protection of the Information. If the Technical
    -------------------------------------------------
    Information are released to Licensee pursuant to the terms of this Agreement, then Licensee may use the Technical Information only as set forth in Section ____ of the XXX Agreement.

5.  Fees. Licensee shall pay to DSI, in advance, DSI's fees at the standard rate
    ----
    prescribed from time to time by DSI for performance of services under this Agreement.

6.  No Duty to Inquire into Truth, Authenticity, or Authority; Right to Require
    ---------------------------------------------------------------------------
    Additional Documents. DSI shall not be required to inquire into the truth of
    --------------------
    any statements or representations contained in any notices, certificates, or other documents required or otherwise provided under this Agreement, and shall be entitled to assume that the signatures on such documents are genuine, that the persons signing on behalf of any party thereto are duly authorized to execute the same, and that all actions necessary to render any such documents binding on the party purportedly executing the same have been duly undertaken. Without in any way limiting the foregoing, DSI may in its discretion require from Licensor or Licensee additional documents which it deems to be necessary or desirable in the course of performing its obligations under this Agreement.

7.  No Liability. DSI will incur no liability with respect to any action
    ------------
    reasonably taken by DSI in accordance with the terms of this Agreement in the absence of DSI's own willful misconduct or gross negligence.

8.  Notices. Notices under this Agreement shall be in writing, and shall be
    -------
    delivered by registered or certified mail, return receipt requested, to the intended recipient at the address set forth adjacent to such party's signature hereto, or to such other address as such recipient shall have designated by notice to the sending party. Notices shall be deemed to have been given and received when signed for on the return receipt.

9.  Modification. Except as provided in Section 1 with respect to modification
    ------------
    of Exhibit A, this Agreement or any provision of this Agreement may not be modified, released, discharged, changed, amended, or waived except in writing signed by DSI, Licensor, and Licensee.

10. Termination. Unless terminated earlier pursuant to Section 3.3(e) of this
    -----------
    Agreement, this Agreement shall only terminate if either:

    (a) Licensor and Licensee in writing agree to terminate this Agreement; or

    (b) XXX Agreement is terminated pursuant to the terms of the XXX Agreement under circumstances which do not provide for the survival of Section ____ of the XXX Agreement; or

    (c) If for any reason DSI, shall refuse or fail to act as escrow agent, ALCATEL USA shall designate a new escrow agent reasonably satisfactory to Licensor and DSI shall, upon receipt of written request from ALCATEL USA, deliver the Technical Information to such new escrow agent.

11. Governing law. This Agreement shall be governed by the local laws of the
    -------------
    State of Texas, without reference to its principles of conflicts of law.

12. Restrictions. DSI understands and acknowledges that (a) the Technical
    ------------
    Information are the product of an extraordinary expenditure of time and money by Licensor and that the Technical Information include Licensor's trade secrets and confidential information, (b) any dissemination, disclosure, use, or transfer of the Technical Information in violation of this Agreement could cause extraordinary and irreparable harm to Licensor, and /C/ DSI has no title to or ownership of the Technical Information supplied by Licensor and that the Technical Information at all times will remain the sole property of Licensor. DSI is prohibited from duplicating, copying, disclosing, disseminating, distributing, selling, subleasing, sublicensing, renting, or otherwise in any manner, directly or indirectly, in whole or in part, assigning, transferring, or otherwise disposing of the Technical Information for any purpose or in any manner except as permitted under this Agreement.

13. Survival. All obligations of DSI under Section 12 will survive any
    --------
    termination or expiration of this Agreement.

14. Successors and Assigns. This Agreement will not be assigned or in any way
    ----------------------
    transferred, by operation of law or otherwise, by DSI without the prior written consent of Licensor. This Agreement will inure to the benefit of the successors and assigns of Licensor and Licensee.

15. Entire Agreement. This Agreement, including Exhibits A and B, constitutes
    ----------------
    the sole and entire agreement between the parties to this Agreement with respect to its subject matter. No representations, undertakings, or agreements have been made or relied upon in the making of this Agreement other than those set forth in this Agreement.

16. Other Provisions. The headings contained in this Agreement are for
    ----------------
    convenience of reference only and will not affect the interpretation or meaning of this Agreement. If any provision of this Agreement is declared void or unenforceable by any court, the validity of any other provisions and of the entire Agreement will not be affected by the declaration. The waiver of any breach or default of this Agreement at any time or times will not constitute the waiver of any subsequent breach or default.

    The parties have executed this Agreement as of the date first written above.

    DSI Technology Services            DSI
                                       By:______________________________
                                       Print Name:______________________
                                       Title:___________________________
                                       Date:____________________________

Licensor:
   By:______________________________
   Print Name:______________________
   Title:___________________________
                                       Date:____________________________

Licensee:                              Alcatel USA Sourcing.L.P.
--------                               By:     Alcatel USA GP,Inc.,
                                               General Partner
   By:______________________________
   Print Name:______________________
   Title:___________________________

                                       Date:____________________________

                    ATTACHMENT I1 TO THE ESCROW AGREEMENT
                    -------------------------------------

The Technical Information that is commonly available in a digital format and is to be placed into escrow, and updated periodically, consists of the following:

   .   Source Code modules and listings
   .   Firmware Source Code
   .   Object Code Programs
   .   Programming Tools used to design, develop, and test
   .   Data Files
   .   Software Releases
   .   Software Patches
   .   Drawings and Artwork Copies
   .   Drawings, wiring list, schematics, all art work and assembly instructions
   .   Mechanical drawings or sketches for all assemblies
   .   Source code of all firmware and proms and/or on board memory functions

                    ATTACHMENT I2 TO THE ESCROW AGREEMENT
                    -------------------------------------
                                DEMAND NOTICE

STATE OF  ____________________

COUNTY OF ____________________

   The undersigned, being duly sworn upon an oath, does state the following:

   1. The undersigned is the Licensee under the_______________________________ Agreement ("XXX Agreement") between_____________________, ("Licensor") and ALCATEL USA Sourcing L.P. ("Licensee"), signed on__________________,
       ________.

   2. The undersigned is also the Licensee under an Escrow Agreement ("Escrow Agreement"), dated______________________,___________, between DSI,
       Licensor, and Licensee.

   3. Licensee is entitled to possession of the Technical Information pursuant to the restrictions of Section ____ in the XXX Agreement.

   4. The Escrow Agreement has not been terminated pursuant to Section 10 of the Escrow Agreement.

   5. This Demand Notice is executed by a duly authorized officer or representative of Licensee.

DATED this _____ day of____________________,________
   Name of Licensee:______________________________________

   By:____________________________________________________

   Print Name:____________________________________________

   Title:_________________________________________________

Subscribed and sworn before me, a Notary Public, this_______________day of _______________,________.

NOTARY PUBLIC FOR:

   My Commission Expires:________________________

                                  EXHIBIT J
                                  ---------

                      ALCATEL AUTHORIZED SUBCONTRACTORS

                                                                 Page 100 of 100